SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the Registrant                       [X]
Filed by a party other than the Registrant    [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, for Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted by
[ ]  Definitive Additional Materials            Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                             SoftNet Systems, Inc.
           ----------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

           ----------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transactions applies:

        ------------------------------------------------------------------------

(2)     Aggregate number of securities to which transactions applies:

        ------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

(4)     Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

(5)     Total fee paid:

        [ ]      Fee paid previously with preliminary materials.

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount previously paid:

(2)     Form, Schedule or Registration Statement No.:

(3)     Filing party:

(4)     Date filed:

                                     [LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON FEBRUARY 8, 2000


TO THE STOCKHOLDERS OF SOFTNET SYSTEMS, INC.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of SoftNet Systems, Inc., a Delaware corporation (the "Company"), will be held on February 8, 2000, at 10:00 a.m. local time, at the Company's corporate offices located at 650 Townsend Street, San Francisco, California 94103, for the following purposes, as more fully described in the proxy statement accompanying this notice:

         1.  To elect directors;

         2. To approve the adoption of the Company's 2000 Employee Stock Purchase Plan under which 1,325,000 shares of common stock have been reserved for issuance;

         3. To approve certain amendments to the Company's 1998 Stock Incentive Plan, the effect of which is to increase the number of shares available for grant under such plan;

         4. To appoint KPMG LLP as independent auditors of the Company for the fiscal year ending September 30, 2000; and

         5. To conduct such other business as may properly come before the meeting.

         Only stockholders of record at the close of business on December 15, 1999 are entitled to notice of and to vote at this Annual Meeting. The stock transfer books will not be closed between the record date and the date of the meeting. A list of stockholders entitled to vote at this Annual Meeting will be available for inspection at the executive offices of the Company.

         All stockholders are cordially invited to attend the meeting in person. Whether or not you plan to attend, please sign and return the enclosed proxy as promptly as possible in the envelope enclosed for your convenience. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to assure that all your shares are voted. You may revoke your proxy at any time prior to this Annual Meeting. If you attend this Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote by ballot at the meeting will be counted.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE FOR MAILING IN THE UNITED STATES. A PROMPT RESPONSE IS HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

                          BY ORDER OF THE BOARD OF DIRECTORS

                          Steven M. Harris
                          Vice President and Secretary

January 12, 2000

                              SOFTNET SYSTEMS, INC.
                         650 Townsend Street, Suite 225
                         San Francisco, California 94103

                                 PROXY STATEMENT

                   FOR THE 2000 ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON FEBRUARY 8, 2000

General

         The enclosed proxy is solicited on behalf of the Board of Directors (the "Board of Directors" or the "Board") of SoftNet Systems, Inc., a Delaware corporation (the "Company"), for use at the 2000 Annual Meeting of Stockholders (the "Annual Meeting"). The Annual Meeting will be held at 10:00 a.m. on February 8, 2000 at the Company's corporate offices located at 650 Townsend Street, San Francisco, California 94103. These proxy solicitation materials were mailed on or about January 13, 2000 to all stockholders entitled to vote at the Annual Meeting.

Voting

         The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying notice and are described in more detail in this proxy statement. On December 15, 1999, the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"), 23,768,843 shares of the Company's common stock, $.01 par value ("Common Stock"), were issued and outstanding. Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder on December 15, 1999.

         A majority of the outstanding shares entitled to vote at the Annual Meeting will constitute a quorum. Each share has one vote on all matters to be voted upon at the Annual Meeting. If choices are not specified on the proxy, the shares will be voted for the proposals described herein. Under Delaware law, abstentions and broker non-votes will be counted towards determining the presence of a quorum. With respect to all proposals, abstentions and broker non-votes will have the effect of a negative vote. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote for a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Thus, abstentions and broker non-votes can have the effect of preventing approval of a proposal where the number of affirmative votes, though a majority of the votes cast, does not constitute a majority of the required quorum.

         The following outlines the vote required to approve each proposal set forth in this proxy:

               o Proposal One, to elect directors, requires approval by a plurality of the shares of Common Stock present in person or by proxy at the Annual Meeting.

               o Proposal Two, to approve the adoption of the Company's 2000 Employee Stock Purchase Plan under which 1,325,000 shares of Common Stock have been reserved for issuance, requires approval by at least a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting.

               o Proposal Three, to approve certain amendments to the Company's 1998 Stock Incentive Plan, the effect of which is to increase the number of shares available for grant under such plan, requires approval by at least a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting.

               o Proposal Four, to appoint KPMG LLP as independent auditors of the Company for the fiscal year ending September 30, 2000, requires approval by at least a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting.

         As of the Record Date, the current Directors and executive officers of the Company have the right to vote 408,727 shares, representing 1.72% of the outstanding Common Stock, and have advised the Company that their present intent is to vote in favor of each proposal and all persons nominated as directors.

         The Board of Directors recommends a vote FOR each proposal.

Revocability of Proxies

         You may revoke or change your proxy at any time before the Annual Meeting by filing with the Secretary of the Company at the Company's principal executive offices, a notice of revocation or another signed proxy with a later date. You may also revoke your proxy by attending the Annual Meeting and voting in person.

Solicitation

         The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional soliciting materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram, or other means by directors, officers, employees or a professional solicitation company. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

                                  RISK FACTORS

         The Company faces certain risks in operating its business, and the Company's securityholders face certain risks in holding the Company's securities. Please see the Company's Annual Report on Form 10-K for the year ended September 30, 1999, which is incorporated by reference herein.

                   MATTERS TO BE CONSIDERED AT ANNUAL MEETING

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

         The number of directors has been fixed by the Board of Directors at nine. At the Annual Meeting, eight directors are to be elected to hold office until the next annual meeting of stockholders or until their successors are elected and qualified. Pacific Century Cyberworks Limited has the right to nominate the ninth director pursuant to a stock purchase agreement between the Company and Pacific Century Cyberworks Limited. Pacific Century Cyberworks Limited is expected to exercise such right after the Annual Meeting. Such nominee will fill the vacancy on the Board of Directors until the 2001 annual meeting of stockholders or until such other time as his or her successor is elected and qualified. Mr. Chan was nominated to the Board pursuant to the stock purchase agreement between the Company and Pacific Century Cyberworks Limited. Mr. Commisso was nominated to the Board pursuant to a stockholder agreement between the Company and Mediacom, LLC. In the event Mr. Commisso is not elected to the Board of Directors at the Annual Meeting, the Company is obligated under the stockholder agreement with Mediacom to issue to Mediacom one share of preferred stock which will carry certain rights regarding representation on the Board of Directors, including the right to elect one director so long as Mediacom owns more then 5% of the outstanding Common Stock. It is intended that the proxies (except proxies marked to the contrary) will be voted for the nominees listed below. It is expected that the nominees will serve, but if any nominee declines or is unable to serve for any unforeseen cause, the proxies will be voted to fill any vacancy so arising in accordance with the discretionary authority of the persons named in the proxies.

Nominees

         The following table set forth certain information concerning the nominees, all of whom are members of the present Board of Directors:

        Name of Nominee          Age                     Position
        ---------------          ---                     --------
Lawrence B. Brilliant........     55   Chairman of the Board and Chief Executive
                                       Officer

Ronald I. Simon..............     61   Vice Chairman of the Board

Ian B. Aaron.................     39   Director, President

Edward A. Bennett............     53   Director

George C. Chan...............     47   Director

Rocco B. Commisso............     49   Director

        Name of Nominee          Age                     Position
        ---------------          ---                     --------
Sean P. Doherty..............     42   Director

Robert C. Harris, Jr.........     53   Director

         Lawrence B. Brilliant has served as a member of SoftNet's Board of Directors since January 1998, Chairman of the Board since April 1999 and Chief Executive Officer since April 1998. In addition, Dr. Brilliant served as Vice Chairman of the Board and President from April 1998 until April 1999. Prior to joining SoftNet, Dr. Brilliant served as President and Chief Executive Officer of Brilliant Color Cards, a telephone debit/calling card company, from 1989 to 1998. Dr. Brilliant is a founder of MultiVox Communications, a switched telephone reseller. Dr. Brilliant is also a founder of the International Telecard Association and has served as Director and Chairman Emeritus since 1992. Dr. Brilliant was also a founder of The Well in 1984 when he was CEO of Network Technologies, Inc. Dr. Brilliant has also been a professor at the University of Michigan and has served as a medical officer with the United Nations

         Ronald I. Simon has served as a member of SoftNet's Board of Directors since September 1995, Chairman of the Board from August 1997 until April 1999 and Vice Chairman of the Board since April 1999. Mr. Simon has served as Director (since September 1999) Executive Vice President (since April 1999) and Chief Financial Officer (since May 1997) of Western Water Company, a developer and marketer of water and water rights. Mr. Simon has also served as Director of Westcorp Investments, a wholly-owned subsidiary of Westcorp, Inc., a holding company for Western Financial Bank, Director of Citadel Corporation, a real estate investment company, since 1995 and a Director of Collateral Therapeutics Inc., a developer of non-surgical gene therapy procedures for the treatment of cardiovascular diseases, since May 1999. In addition, Mr. Simon served as Chairman and Chief Financial Officer of Sonant Corporation, an interactive voice response equipment company, from 1993 to 1997.

         Ian B. Aaron has served as a member of SoftNet's Board of Directors since October 1994 and President since April 1999. In addition, Mr. Aaron has served as President of the Company's wholly-owned subsidiary, ISP Channel, Inc., since June 1996 and Vice President of SoftNet from December 1997 until April 1999. Prior to joining SoftNet, Mr. Aaron served as President of Communicate Direct, Inc., a telecommunications company, from 1988 to October 1994 and as Director of Marketing, Sales and Product Development at GTE Business Communications.

         Edward A. Bennett has served as a member of SoftNet's Board of Directors since January 1998. Mr. Bennett has served as President and Chief Executive Officer of Bennett Media Collaborative, a new media, Internet and technology consulting company, since June 1997, Director and Vice Chairman of methodfive LLC, an Internet services company, since June 1997, Director of Engage Technologies Inc. since January 1999 and Director of Real Names Corp. Mr. Bennett also served as President and Chief Executive Officer of Prodigy Ventures, an Internet/technology investment firm from June 1996 to June 1997 and as President and Chief Executive Officer of Prodigy Services Corporation, an Internet services company from 1995 to June 1996. Furthermore, Mr. Bennett served as President and Chief Executive Officer of VH-1 Network, a television programming company, from 1989 to 1994.

         George C. Chan has served as a member of the Company's Board of Directors since December 1999. Mr. Chan has been an Executive Vice President of Pacific Century Group, a diversified holding company located in Hong Kong, since January 1994. Mr. Chan is a director of several companies, both affiliated and not affiliated with Pacific Century Group, in the investment, financial services, consultancy, administrative and management services, technology and property, advertising, and interactive data services industries.

         Rocco B. Commisso has served as a member of the Company's Board of Directors since December 1999. Mr. Commisso has 21 years of experience with the cable television industry and has served as Chairman and Chief Executive Officer of Mediacom LLC since its founding in July 1995. From August 1986 to March 1995, he served as Executive Vice President, Chief Financial Officer and Director of Cablevision Industries Corporation, the eighth largest cable television company in the United States before its sale to Time Warner. Prior to that time, Mr. Commisso served as Senior Vice President of Royal Bank of Canada's affiliate in the United States from 1981 to August 1986, where he founded and directed a specialized lending group to media and communications companies. Mr. Commisso began his association with the cable television industry in 1978 at The Chase Manhattan Bank, where he was assigned to manage the bank's lending activities to communications firms including the cable television industry. He serves on the board of directors of the National Cable Television Association.

         Sean P. Doherty has served as a member of SoftNet's Board of Directors since May 1998. Mr. Doherty is currently an owner and Managing Partner of Shoreline Associates I, LLC, a private Silicon Valley investment firm that invests in management buyouts, special equity and venture capital for companies in the telecommunications and broadcasting industries. From 1995 to 1997, Mr. Doherty was a co-founder of @Home, serving as @Home's Chief Operating Officer and later as the President of @Home's business-to-business services division, @Work. Mr. Doherty was previously the founder and Chief Executive Officer of TEAM Software, a developer of workgroup applications for the Internet and corporate networks. Mr. Doherty has also served as President of TradeNet, Inc., an on-line transaction network for commodities traders.

         Robert C. Harris, Jr. has served as a member of SoftNet's Board of Directors since May 1998. Mr. Harris has served as a Senior Managing Director and Head of Investment Banking in the San Francisco office of Bear, Stearns & Co. Inc. since November 1997. Mr. Harris also serves as Director of MDSI Mobile Data Solutions, Inc. and Xoom.com. From 1989 to 1997, Mr. Harris was a co-founder and a Managing Director of Unterberg Harris, a registered broker-dealer and investment advisory firm. From 1984 to 1989, Mr. Harris was a General Partner, Managing Director, and Director of Alex. Brown & Sons.

Board Meetings and Committees

         The Board of Directors held 13 meetings and took action by written consent 10 times during the fiscal year ended September 30, 1999. Each director attended at least 75% of the meetings of the Board of Directors and the Committees on which he served.

         The Board of Directors has four standing committees: the Audit Committee, the Compensation Committee, the Secondary Stock Committee and the Executive Committee. There is no nominating committee, however, the Executive Committee performed the tasks of the nominating committee during the fiscal year.

         The Audit Committee, currently consisting of Messrs. Bennett, Doherty and Simon, held one meeting during the fiscal year ended September 30, 1999. The Audit Committee meets with the Company's financial management and its independent accountants and reviews internal control conditions, audit plans and results, and financial reporting procedures.

         The Compensation Committee, currently consisting of Messrs. Bennett, Harris and Simon, held one meeting and took action by written consent three times during the fiscal year. The Compensation Committee reviews and approves the Company's compensation arrangements for key employees and has co-authority with the Secondary Stock Committee to administer the Company's 1998 Stock Incentive Plan and 1999 Supplemental Stock Incentive Plan.

         The Secondary Stock Committee, currently consisting of Dr. Brilliant, took action by written consent 11 times during the fiscal year. The Secondary Stock Committee has primary authority to administer the Company's 1998 Stock Incentive Plan and the 1999 Supplemental Stock Incentive Plan.

         The Executive Committee, currently consisting of Dr. Brilliant, Mr. Bennett and Mr. Simon, took action by written consent twice during the fiscal year. The Executive Committee has all the authority of the Board, except with respect to items requiring stockholder approval or submission, the filling of Board or Committee vacancies, fixing director compensation, amending or adopting Bylaws or amending or appealing Board resolutions that are not amenable or repealable.

Director Compensation

         Members of the Board who are not employees of the Company or of a subsidiary of the Company are each paid a monthly retainer fee of $1,000 in connection with their attendance and participation at board meetings. Mr. Simon is paid an additional $1,500 per month for his services as Vice Chairman of the Board. In addition, Board members are reimbursed for certain reasonable expenses incurred in attending Board or committee meetings.

         Upon joining the Board, each non-employee Board member also receives a purchase option grant for shares of Common Stock under the 1998 Plan. In addition, existing non-employee directors will each receive options to purchase 20,000 shares of Common Stock at the annual stockholders meeting to be held during 2001 and additional options to purchase 20,000 shares of Common Stock at each third Annual Stockholders Meeting thereafter if such person continues to be a director.

         Dr.  Brilliant  and Mr.  Aaron  each  receive  compensation  for  their services as executive officers of the Company. A description of these compensation arrangements are set forth under "Executive Compensation -- Employment and Change of Control Agreements."

         A description of other transactions between directors and the Company is set forth below in "Certain Relationships and Related Transactions."

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE NAMED NOMINEES.

                                  PROPOSAL TWO

          TO APPROVE THE ADOPTION OF THE COMPANY'S 2000 EMPLOYEE STOCK
      PURCHASE PLAN UNDER WHICH 1,325,000 SHARES OF COMMON STOCK HAVE BEEN
                              RESERVED FOR ISSUANCE

         On October 29, 1999, the Board of Directors unanimously adopted the SoftNet Systems, Inc. 2000 Employee Stock Purchase Plan (the "Purchase Plan").

         The following is a summary of the Purchase Plan, as adopted by the Board. This summary is not intended to be complete, and reference should be made to the Purchase Plan (a copy of which was filed with the Commission as an Appendix to this Proxy Statement and is available from the Company at 650 Townsend Street, Suite 225, San Francisco, California 94103, Attn: Mr. Steven M. Harris, Secretary) for a complete statement of the Purchase Plan's terms.

Purpose of the Purchase Plan

         The purpose of the Purchase Plan is to assist eligible employees of the Company and its designated subsidiary corporations in acquiring stock ownership in the Company pursuant to a plan which is intended to qualify as an "employee stock purchase plan," within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code"). Another purpose of the Purchase Plan is to help employees provide for their future security and to encourage them to remain in the employment of the Company and its subsidiary corporations. Under the Purchase Plan, an eligible employee who elects to participate will be granted options to purchase shares of the Common Stock through payroll deductions at a discount from the then current market price without payment of commissions or other charges. Through employee ownership of the Common Stock, the Company intends to help to further align the employees' interests with those of the Company's stockholders generally. The proceeds received by the Company from the sale of shares of Common Stock pursuant to the Purchase Plan will be used for general corporate purposes.

         The Purchase Plan will become effective on April 1, 2000. The Purchase Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, and is not a qualified plan under Section 401(a) of the Code.

Description of the Purchase Plan

     Securities Subject to the Purchase Plan

         The total number of shares of Common Stock that initially may be sold under the Purchase Plan is 1,325,000. During the term of the Purchase Plan, this amount will be increased by 100,000 shares on January 1 of each year, beginning on January 1, 2001. The shares of Common Stock sold may be unissued or treasury shares or shares purchased on the open market. The Purchase Plan provides for appropriate adjustment in the number and kind of shares of stock for which options may be granted, and the number and kind of shares of stock which may be sold pursuant to the Purchase Plan, in the event of a stock split, stock dividend, reorganization or other specified changes in the capitalization of the Company.

     Eligible Persons

         Employees of the Company and the subsidiary corporations of the Company designated by the Board generally will be eligible to participate in the Purchase Plan and will receive options to purchase shares of Common Stock under the Purchase Plan.

         An employee will not be eligible to participate in the Purchase Plan if such employee: (i) immediately after an option is granted under the Purchase Plan, owns (or is treated as owning) shares of Common Stock or other stock possessing 5% or more of the total voting power or value of all classes of stock of the Company (and any parent corporation and subsidiary corporation of the Company), or (ii) whose customary employment is for 20 hours or less per week.

         Directors of the Company (or any parent corporation or subsidiary corporation of the Company) who are not employees will not be eligible to participate in the Purchase Plan.

     Grant of Options

         The Company will grant options under the Purchase Plan to all eligible employees who elect to participate in the Purchase Plan commencing on April 1, 2000. This first offering period will end on June 30, 2000. Commencing with July 1, 2000, the Company will grant options under the Purchase Plan to all eligible employees who elect to participate in the Purchase Plan in successive six-month offering periods. The offering periods will be: (i) July 1 through and including the following December 31, and (ii) January 1 through and including the following June 30, of each year. The Company will grant an option to each eligible employee on the first day of an offering period. The Company will grant options under the Purchase Plan until the number of shares of Common Stock available under the Purchase Plan have been sold.

         As required under Section 423(b)(8) of the Code, no employee may be granted an option under the Purchase Plan that permits his or her rights to purchase shares of Common Stock or other stock under the Purchase Plan (and under all other employee stock purchase plans of the Company, any parent corporation and any subsidiary corporation of the Company) to accrue at a rate which exceeds $25,000 of the fair market value (determined as of the date of grant of the option) of such Common Stock or other stock for any calendar year.

     Election to Participate; Payroll Deductions

         Each participating employee will participate in the Purchase Plan by means of payroll deductions. A participating employee will be required to deliver a completed and executed written payroll deduction authorization to the Company during the three-week period immediately prior to the commencement of the offering period. The payroll deduction authorization will be the employee's election to participate in the offering period and subsequent offering periods.

         The payroll deduction authorization will designate the percentage of the participating employee's base compensation to be deducted for purposes of the Purchase Plan, and will authorize payroll deductions by his or her employer. The payroll deductions will occur on each payday during the offering period and may be in any whole percentage of base compensation not exceeding 15%. Base compensation is the total gross pay received by an employee and will include overtime payments, incentive compensation, bonuses, and the like.

         An eligible employee may change his or her payroll deduction authorization during an offering period to any whole percentage of base compensation not exceeding 15%. A participating employee may also withdraw from participation during an offering period. See "Withdrawal from the Purchase Plan."

         A participating employee's payroll deduction authorization will remain in effect for subsequent offering periods, unless the employee delivers a new authorization to the Company no later than the date which is two weeks prior to the commencement of the subsequent offering period, withdraws from participation during a prior offering period, or is not an eligible employee on the first day of the subsequent offering period.

     Exercise of Options

         Each employee participating in the Purchase Plan, automatically and without any act on such employee's part, will be deemed to have exercised his or her option on the last day of the offering period for which the option was granted. A participating employee's option will be exercised to the extent that the employee's cumulative payroll deductions for the offering period are sufficient to purchase, at the applicable option price, whole shares of Common Stock. A participating employee may not purchase more than 200,000 shares of Common Stock upon the exercise of the option with respect to any offering period. No fractional shares of Common Stock will be sold under the Purchase Plan. Any payroll deductions not applied to purchase of whole shares of Common Stock will remain credited to such participating employee's account and carried forward for purchase of shares of Common Stock pursuant to the exercise of the option on the last day of the subsequent offering period.

         Following the end of an offering period, each participating employee will be provided with a report showing the amount of his or her cumulative payroll deductions and the number of shares of Common Stock purchased upon the exercise of the option for the offering period.

     Option Price; Discount to Fair Market Value

         The option price for a share of Common Stock purchased under the Purchase Plan for an offering period will be 85% of the Lesser Of: (i) the Fair Market Value of a Share of the Common Stock On the Date of Option Exercise (i.e., the last day of the offering period with respect to which the option was granted), and (ii) the fair market value of a share of the Common Stock on the date of option grant (i.e., the first day of the offering period with respect to which the option was granted).

         The fair market value of a share of Common Stock as of a given date will be: (i) the closing price of a share of Common Stock on the principal exchange on which the Common Stock is then trading on such date (or the next preceding trading day, if the Common Stock is not traded on that date); (ii) if the Common Stock is not traded on an exchange, but is quoted on the Nasdaq or a successor quotation system, the last sale price for a share of Common Stock, as reported by the Nasdaq National Market (if listed as a National Market Issue), or the mean between the closing representative bid and asked prices for a share of Common Stock, as reported by Nasdaq or such successor quotation system (if not listed as a National Market Issue), on such date (or the next preceding trading day, if the Common Stock is not traded on that date); (iii) if the Common Stock is not publicly traded on an exchange, Nasdaq or a successor quotation system, the mean between the closing bid and asked prices for a share of Common Stock on such date (or the next preceding trading day, if the Common Stock is not traded on that date), as determined by the Board of Directors acting in good faith; or (iv) if the Common Stock is not publicly traded, the fair market value of a share of Common Stock established by the Board of Directors acting in good faith.

     Withdrawal From the Purchase Plan

         An participating employee may withdraw from participation under the Purchase Plan during an offering period at any time other than the last two weeks of the offering period. Upon withdrawal, the employee's cumulative payroll deductions will be refunded to the employee without interest. An employee who withdraws from the Purchase Plan and is eligible for a subsequent offering period may participate in such offering period by delivering a payroll deduction authorization to the Company during the three-week period immediately prior to the commencement of the subsequent offering period.

     Expiration of Options

         Each option granted for an offering period will expire on the last day of the offering period, immediately after the automatic exercise of the option pursuant to the terms of the Purchase Plan. Except in the case of death or retirement of an employee, an employee's participation in the Purchase Plan will automatically terminate on the date of termination of employment with the Company and its subsidiary corporations. Upon such termination, the employee's cumulative payroll deductions will be refunded to the employee without interest.

         In the case of retirement or death, the employee (or the employee's estate) may notify the Company of such employee's (or employee's estate's) desire to have the cumulative payroll deductions refunded. Upon receipt of such notice, the employee's cumulative payroll deductions will be refunded to the employee without interest. If the Company does not receive such notice prior to the next date of the exercise under the Purchase Plan, the employee's option will be exercised on such date.

     Non-Transferability of Options

         A participating employee's option under the Purchase Plan will not be transferable, other than by will or the laws of descent and distribution, and will be exercisable during a employee's lifetime only by the employee.

     Rights as Stockholders

         A participating employee will not be deemed to be a stockholder of the Company solely as a result of participation in the Purchase Plan. The participating employee will not have any of the rights or privileges of a stockholder with respect to shares of Common Stock offered under the Purchase
Plan until the employee's option is exercised and the Company issues a certificate for the shares of Common Stock covered by the option.

     Administration

         The Purchase Plan will be administered by the Company, acting through its Chief Executive Officer or his or her delegate. The Company, acting through its Chief Executive Officer or his or her delegate, will have full power to interpret the Purchase Plan and to establish and amend rules for the administration of the Purchase Plan.

     Amendment and Termination of the Purchase Plan

         The Board may amend, suspend or terminate the Purchase Plan at any time and from time to time, provided that the approval by a vote of the holders of more than 50% of the outstanding shares of the Company's capital stock entitled to vote will be required to amend the Purchase Plan to: (i) increase the maximum number of shares of the Common Stock reserved for issuance under the Purchase Plan, (ii) in any manner change the eligibility requirements of the Purchase Plan (other than change the designation of the subsidiary corporations participating in the Purchase Plan); (iii) materially increase the benefits accruing to eligible employees under the Purchase Plan or (iv) any degree which would cause the Purchase Plan to no longer be an employee stock purchase plan under Section 423 of the Code.

Federal Income Tax Consequences

         The following summarizes the Federal income tax consequences of an employee's participation in the Purchase Plan and is not intended to be a complete description of the tax consequences. This summary does not address Federal employment taxes, state and local income taxes and other taxes that may be applicable.

     Grant of Option; Exercise of Option

         A participating employee will not recognize taxable income on the date the employee is granted an option under the Purchase Plan (i.e., the first day of the offering period). In addition, the employee will not recognize taxable income on the date the option is exercised (i.e., the last day of the offering period).

     Sale of Common Stock After the Holding Period

         If an employee does not sell or otherwise dispose of the shares of Common Stock purchased upon exercise of his or her option under the Purchase Plan within two years after the date on which the option is granted or within one year after the date on which the shares of Common Stock are purchased (the "Holding Period"), or if the employee dies while owning the shares of Common Stock, the employee will be taxed in the year in which he or she sells or disposes of the shares of Common Stock, or the year closing with his or her death, whichever applies, as follows:

         o The employee will recognize ordinary income in an amount equal to the lesser of:

                  -- the excess, if any, of the fair market value of the shares of Common Stock on the date on which such shares are sold or otherwise disposed, or the date on which the employee died, over the amount paid for the shares of Common Stock, or

                  -- the excess of the fair market value of the shares of Common Stock on the date the option was granted, over the option price (determined assuming that the option was exercised on the date granted) for such shares of Common Stock; and

         o The employee will recognize as capital gain any further gain realized (after increasing the tax basis in the shares of Common Stock by the amount of ordinary income recognized as described above).

     Sale of Common Stock During the Holding Period

         If the employee sells or otherwise disposes of the shares of the Common Stock purchased upon exercise of his or her option under the Purchase Plan before the Holding Period expires, and the amount realized is greater than or equal to the fair market value of the shares of Common Stock on the date of exercise, the employee will be taxed in the year in which he or she sells or disposes of the shares of Common Stock as follows:

         o The employee will recognize ordinary income to the extent of the excess of the fair market value of the shares of Common Stock on the date on which the option was exercised, over the option price for such shares of Common Stock; and

         o The employee will recognize as capital gain any further gain realized (after increasing the tax basis in the shares of Common Stock by the amount of ordinary income recognized as described above).

         If the employee sells or otherwise disposes of the shares of Common Stock before the Holding Period expires, and the amount realized is less than the fair market value of the shares of Common Stock on the date of exercise, the employee will be taxed in the year in which he or she sells or disposes of the shares of Common Stock as follows:

         o The employee will recognize ordinary income to the extent of the excess of the fair market value of the shares of Common Stock on the date on which the option was exercised, over the option price for such shares of Common Stock; and

         o The employee will recognize capital loss to the extent the fair market value of the shares of Common Stock on the exercise date exceeds the amount realized on the sale or other disposition.

     The Company's Deduction

         The Company (or the subsidiary corporation that employs the employee) is entitled to a tax deduction only to the extent that the employee recognizes ordinary income because the employee sells or otherwise disposes of the shares of Common Stock before the Holding Period expires.

Vote Required

         The affirmative vote of a majority of the outstanding shares of the Company's Common Stock entitled to vote at the Annual Meeting is required to approve this Proposal Two. Abstentions and broker non-votes will have the effect of votes against this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THIS PROPOSAL TWO: TO APPROVE THE ADOPTION OF THE COMPANY'S 2000 EMPLOYEE STOCK PURCHASE PLAN UNDER WHICH 1,325,000 SHARES OF COMMON STOCK HAVE BEEN RESERVED FOR ISSUANCE.

                                 PROPOSAL THREE

       TO APPROVE CERTAIN AMENDMENTS TO THE COMPANY'S 1998 STOCK INCENTIVE PLAN, THE EFFECT OF WHICH IS TO INCREASE THE NUMBER OF SHARES AVAILABLE
                            FOR GRANT UNDER SUCH PLAN

         The Company's stockholders are being asked to approve certain amendments to the Company's 1998 Stock Incentive Plan (the "1998 Plan") which will increase the number of shares reserved for issuance under the 1998 Plan. The first amendment is to increase the base amount reserved under the 1998 plan by 2,000,000 shares, from 3,350,668 to 5,350,668 shares. The second amendment is to increase the number of shares reserved for issuance under the 1998 Plan for 2000 by an additional 3% of the amount of Common Stock outstanding as of December 31, 1999. The third amendment is to increase the percentage amount of the automatic yearly increases from 4% to 7%, subject to a 4,000,000 share per year cap. Each of these amendments is described in more detail below.

         The primary purpose of the amendment is to ensure that the Company will have a sufficient reserve of Common Stock available under the 1998 Plan to attract quality employees and encourage employees, and non-employee directors to remain in the Company's service and more closely align their interests with those of the stockholders. The increase being made based on the advice of an independent compensation consultant and is necessary to satisfy anticipated hiring requirements in light of the Company's expansion both domestically and internationally.

         The 1998 Plan was originally adopted by the Board of Directors on October 8, 1998 and approved by the Company's stockholders in April 1999. The Board of Directors approved the amendments to the 1998 Plan which is the subject of this proposal on October 29, 1999 and December 13, 1999.

         The following is a summary of the principal features of the 1998 Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company at 650 Townsend Street, Suite 225, San Francisco, California 94103, Attn: Mr. Steven M. Harris, Secretary.

Equity Incentive Programs

         The 1998 Plan consists of five (5) separate equity incentive  programs:
(i) the  Discretionary  Option Grant Program,  (ii) the Stock Issuance  Program,
(iii) the Salary Investment Option Grant Program, (iv) the Automatic Option Grant Program and (v) the Director Fee Option Grant Program. The principal features of each program are described below. The Compensation Committee has the exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to option grants and stock issuances made to the Company's executive officers and non-employee Board members. Both the Compensation Committee and the full Board have separate but concurrent authority to make option grants and stock issuances under those programs to all other eligible individuals. The Board has delegated this authority to the Secondary Stock Committee. The Compensation Committee also has complete discretion to select the individuals who are to participate in the Salary Investment Option Grant Program, but all grants made to the selected individuals will be governed by the express terms of that program.

         The term Plan Administrator, as used in this summary, means either the Compensation Committee, the Secondary Stock Committee or the Board, to the extent each such entity is acting within the scope of its administrative jurisdiction under the 1998 Plan. However, neither the Compensation

Committee, the Secondary Stock Committee nor the Board exercises any administrative discretion under the Automatic Option Grant and Director Fee Option Grant Programs for the non-employee Board members. All grants under those latter programs will be made in strict compliance with the express provisions of each such program.

Share Reserve

         Currently, a total of 3,350,668 shares of Common Stock have been authorized for issuance over the term of the 1998 Plan. In addition, the number of shares of Common Stock reserved for issuance under the 1998 Plan will automatically be increased on the first trading day of each calendar year, beginning in calendar year 2000, by an amount equal to 4% of the total number of shares of Common Stock outstanding on the last trading day of the preceding calendar year, but in no event will any such annual increase exceed 2,000,000 shares, subject to adjustment for subsequent stock splits, stock dividends and similar transactions.

         By this proposal, the Company is asking the stockholders to increase the base number of shares of Common Stock authorized under the 1998 Plan by 2,000,000 to 5,350,668. The Company is also asking the stockholders to increase the automatic yearly reserve increase from 4% to 7% per year and increase the cap on this annual increase from 2,000,000 shares to 4,000,000 shares. If the stockholders approve this proposal, the number of shares reserved for issuance under the 1998 Plan will automatically be increased on the first trading day of each calendar year, beginning in calendar year 2001, by 7% of the total number of shares of Common Stock outstanding on the last trading day of the preceding calendar year, but in no event will any such annual increase exceed 4,000,000 shares, subject to adjustment for subsequent stock splits, stock dividends and similar transactions. Finally, the Company is asking the stockholders to increase the number of shares reserved for issuance under the 1998 Plan for the calendar year 2000 by an additional 3% of the amount of Common Stock outstanding as of December 31, 1999.

          In addition, all outstanding options under the Company's 1995 Long Term Incentive Plan (the "1995 Plan") were incorporated into the 1998 Plan. The incorporated options will continue to be governed by their existing terms, unless the Stock Option Committee as administrator of the 1998 Plan elects to extend one or more features of the 1998 Plan to those options. Each such option granted under the 1995 Plan has an exercise price per share equal to the fair market value of the Common Stock on the grant date and does not have a term in excess of ten years measured from the grant date. The option generally becomes exercisable in a series of installments over the optionee's period of service with the Company. Upon an acquisition of the Company pursuant to a merger or asset sale, the option will, at the discretion of the Stock Option Committee, either be assumed by any successor entity, with or without accelerated vesting of the option shares, or terminate upon the acquisition following a thirty
(30)-day period during which the option will be exercisable in full on an accelerated basis.

          No participant in the 1998 Plan may receive option grants, separately exercisable stock appreciation rights or direct stock issuances for more than 500,000 shares of Common Stock in the aggregate per calendar year, subject to adjustment for subsequent stock splits, stock dividends and similar transactions.

         The shares of Common Stock issuable under the 1998 Plan may be drawn from shares of the Company's authorized but unissued Common Stock or from shares of Common Stock reacquired by the Company, including shares repurchased on the open market.

         Shares subject to any outstanding options under the 1998 Plan (including options incorporated from the predecessor 1995 Plan) which expire or otherwise terminate prior to exercise will be available for subsequent issuance. Unvested shares issued under the 1998 Plan and subsequently repurchased by the

Company pursuant to its repurchase rights under the 1998 Plan will also be available for subsequent issuance.

Eligibility

         Employees, non-employee Board members and independent consultants in the service of the Company or its parent and subsidiaries (whether now existing or subsequently established) will be eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. The Company's executive officers and other highly paid employees will also be eligible to participate in the Salary Investment Option Grant Program, and non-employee members of the Board will also be eligible to participate in the Automatic Option Grant and Director Fee Option Grant Programs.

         As of October 31, 1999, five executive officers, four non-employee Board members and approximately 250 other employees and consultants were eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. The five executive officers and approximately 130 other individuals were eligible to participate in the Salary Investment Option Grant Program, and the four non-employee Board members were also eligible to participate in the Automatic Option Grant and Director Fee Option Grant Programs.

Valuation

         The fair market value per share of Common Stock on any relevant date under the 1998 Plan is currently deemed to be equal to the closing selling price per share on that date on NASDAQ. On December 15, 1999, the closing selling price per share on NASDAQ was $26.00.

Discretionary Option Grant Program

         The options granted under the Discretionary Option Grant Program may be either incentive stock options under the federal tax laws or non-statutory options. Each granted option will have an exercise price per share not less than one hundred percent (100%) of the fair market value per share of Common Stock on the option grant date, and no granted option will have a term in excess of ten
(10) years. The shares subject to each option will generally vest in one or more installments over a specified period of service measured from the grant date.

         Upon cessation of service, the optionee will have a limited period of time in which to exercise any outstanding option to the extent exercisable for vested shares. The Plan Administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

         The  Plan  Administrator  is  authorized  to issue  two  types of stock
appreciation   rights  in   connection   with  option   grants  made  under  the
Discretionary Option Grant Program:

                  Tandem stock appreciation rights which provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (a) the fair market value of the vested shares of Common Stock subject to the surrendered option over (b) the aggregate exercise price payable for such shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in shares of Common Stock.

                  Limited stock appreciation rights which may be granted to officers of the Company as part of their option grants. Any option with such a limited stock appreciation right may (whether or not the option is at the time exercisable for vested shares) be surrendered to the Company upon the successful completion of a hostile tender offer for more than fifty percent (50%) of the Company's outstanding voting securities. In return for the surrendered option, the officer will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (a) the tender offer price paid per share over (b) the exercise price payable per share under such option.

         The Plan Administrator will have the authority to effect the cancellation of outstanding options under the Discretionary Option Grant Program which have exercise prices in excess of the then current market price of Common Stock and to issue replacement options with an exercise price based on the market price of Common Stock at the time of the new grant.

Salary Investment Option Grant Program

         The Plan Administrator will have complete discretion in implementing the Salary Investment Option Grant Program for one or more calendar years and in selecting the executive officers and other eligible individuals who are to participate in the program for those years. As a condition to such participation, each selected individual must, prior to the start of the calendar year of participation, file with the Plan Administrator an irrevocable authorization directing the Company to reduce his or her base salary for the upcoming calendar year by a specified dollar amount not less than $10,000 nor more than $50,000 and apply that amount to the acquisition of a special option grant under the program.

         Each selected individual who files such a timely election will automatically be granted, on the first trading day in January of the calendar year for which that salary reduction is to be in effect, a non-statutory option to purchase that number of shares of Common Stock determined by dividing the salary reduction amount by two-thirds of the fair market value per share of Common Stock on the grant date. The option will be exercisable at a price per share equal to one-third of the fair market value of the option shares on the grant date. As a result, the total spread on the option shares at the time of grant (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) will be equal to the salary reduction amount. The option will become exercisable in a series of twelve (12) equal monthly installments over the calendar year for which the salary reduction is to be in effect and will become exercisable in full on an accelerated basis upon certain changes in the ownership or control of the Company. Each option will remain exercisable for any vested shares subject to the option until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the end of the three (3)-year period measured from the date of the optionee's cessation of service.

Stock Issuance Program

         Shares may be issued under the Stock Issuance Program for such valid consideration under the Delaware General Corporation Law as the Plan Administrator deems appropriate, provided the value of such consideration is not less than the fair market value of the issued shares on the date of issuance. Shares may also be issued solely as a bonus for past services.

         The shares issued as a bonus for past services will be fully vested upon issuance. All other shares issued under the program will be subject to a vesting schedule tied to the performance of service or the attainment of performance goals. The Plan Administrator will have the sole and exclusive authority, exercisable upon a participant's termination of service, to vest any or all unvested shares of Common

Stock at the time held by that participant, to the extent the Plan Administrator determines that such vesting provides an appropriate severance benefit under the circumstances.

Automatic Option Grant Program

         Each individual who is first elected or appointed as a non-employee Board member at any time on or after the October 8, 1998 (the "Effective Date") will automatically be granted, on the date of such initial election or appointment, a non-statutory option to purchase 20,000 shares of Common Stock, provided that individual has not previously been in the employ of the Company (or any parent or subsidiary). In addition, each such individual will automatically be granted one or more additional non-statutory options for 20,000 shares of Common Stock, with the first such additional 20,000-share grant to be made at the Annual Stockholders Meeting which is held in the third calendar year after the calendar year in which he or she received the initial 20,000-share grant, and each such additional 20,000-share grants to be made at every third Annual Stockholders Meeting held thereafter. However, such additional 20,000-share option grants will only be made to each non-employee Board member who is to continue to serve as such after the Annual Meeting at which the additional 20,000-share option grant is to be made.

         Each individual who is serving as a non-employee Board member as of the Effective Date will automatically be granted a non-statutory option for 20,000 shares of Common Stock at the Annual Stockholders Meeting held in 2001 and will automatically be granted an additional 20,000-share option at every third Annual Stockholders Meeting held thereafter. However, these 20,000-share automatic option grants will only be made to non-employee Board members who are to continue to serve as such following the Annual Meeting at which such option grants are made.

         There will be no limit on the number of such additional 20,000-share option grants any one non-employee Board member may receive over his or her period of Board service, and non-employee Board members who have previously been in the employ of the Company (or any parent or subsidiary) or who have otherwise received a stock option grant from the Company prior to the Effective Date will be eligible to receive one or more such additional 20,000-share option grants over their period of continued Board service.

         Each option under the Automatic Option Grant Program will have an exercise price per share equal to 100% of the fair market value per share of Common Stock on the option grant date and a maximum term of ten years measured from the grant date. The option will be immediately exercisable for all the option shares, but any purchased shares will be subject to repurchase by the Company, at the exercise price paid per share, upon the optionee's cessation of Board service prior to vesting in those shares. The shares subject to each automatic option grant will vest (and the Company's repurchase rights will lapse) in six (6) successive equal semi-annual installments upon the optionee's completion of each six (6) months of Board service over the thirty-six
(36)-month period measured from the option grant date.

         The shares subject to each outstanding automatic option grant will immediately vest should the optionee die or become permanently disabled while a Board member or should any of the following events occur while the optionee continues in Board service: (i) an acquisition of the Company by merger or asset sale, (ii) the successful completion of a tender offer for more than fifty percent (50%) of the outstanding voting securities or (iii) a change in the majority of the Board occasioned by one or more contested elections for Board membership. Each automatic option grant held by an optionee upon his or her termination of Board service will remain exercisable, for any or all of the option shares in which the optionee is vested at the time of such termination, for up to a twelve (12)-month period following such termination date.

         Each option granted under the program will have a limited stock appreciation right which will allow the optionee to surrender that option to the Company upon the successful completion of a hostile tender offer for more than fifty percent (50%) of the Company's outstanding voting securities. In return for the surrendered option, the optionee will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (a) the tender offer price paid per share over (b) the exercise price payable per share under such option. Stockholder approval of this proposal will also constitute pre-approval of the grant of each such limited stock appreciation right and the subsequent exercise of that right in accordance with the foregoing provisions.

Director Fee Option Grant Program

         For each calendar year that the Director Fee Option Grant Program is in effect, as determined by the Plan Administrator, each non-employee Board member may elect to apply all or a portion of his or her annual retainer fee otherwise payable in cash that year (currently $12,000 for directors and $30,000 for the Vice Chairman) to the acquisition of a special option grant under the Director Fee Option Grant Program. The election must be made prior to the start of the calendar year for which such election will be in effect, and the grant will automatically be made on the first trading day in January following the filing of such election. The option will have an exercise price per share equal to one-third of the fair market value of the option shares on the grant date, and the number of option shares will be determined by dividing the dollar amount of the retainer fee subject to the election by two-thirds of the fair market value per share of Common Stock on the option grant date. As a result, the total spread on the option (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) will be equal to the portion of the retainer fee subject to the non-employee Board member's election. Stockholder approval of this proposal will also constitute approval of each option grant made pursuant to the provisions of the Director Fee Option Grant Program and the subsequent exercise of that option in accordance with the terms of such program.

         Each option granted under the program will become exercisable for the option shares in a series of twelve (12) successive equal monthly installments upon the optionee's completion of each month of Board service during the calendar year of the option grant. In the event the optionee ceases Board service for any reason (other than death or permanent disability), the option will immediately terminate with respect to any option shares for which the option is not otherwise at that time exercisable. Should the optionee's service as a Board member ceases by reason of death or permanent disability, then the option will immediately become exercisable for all the shares of Common Stock subject to the option. Each option may be exercised, for any or all of the shares for which that option is at the time exercisable, until the earlier of
(i) the expiration of the ten (10)-year option term or (ii) the end of the three
(3)-year period measured from the date of the optionee's cessation of Board service.

          Each option granted under the program will have a limited stock appreciation right which will allow the optionee to surrender that option to the Company upon the successful completion of a hostile tender offer for more than fifty percent (50%) of the Company's outstanding voting securities. In return for the surrendered option, the optionee will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (a) the tender offer price paid per share over (b) the exercise price payable per share under such option.

General Provisions

         Acceleration

         In the event that the Company is acquired by merger or asset sale, each outstanding option under the Discretionary Option Grant Program will automatically accelerate in full, unless assumed by the successor corporation or replaced with a cash incentive program which preserves the spread existing on the unvested option shares (the excess of the fair market value of those shares over the option exercise price payable for such shares) and provides for subsequent payout in accordance with the same vesting schedule in effect for the option. In addition, all unvested shares outstanding under the Discretionary Option Grant and Stock Issuance Programs will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are to be assigned to the successor corporation. The Plan Administrator will have complete discretion to grant one or more options under the Discretionary Option Grant Program which will become fully exercisable for all the option shares in the event those options are assumed in the acquisition and the optionee's service with the Company or the acquiring entity terminates within a designated period following such acquisition. The vesting of outstanding shares under the Stock Issuance Program may also be structured to accelerate upon similar terms and conditions.

         The Plan Administrator will also have the authority to grant options which will immediately vest upon an acquisition of the Company, whether or not those options are assumed by the successor corporation. As of the date of this proxy statement, the Plan Administrator has adopted a proposal whereby options with respect to any employee will fully vest in the event there is an acquisition of the company and such employee is terminated without cause within one year of such acquisition. The Plan Administrator is also authorized under the Discretionary Option Grant and Stock Issuance Programs to grant options and to structure repurchase rights so that the shares subject to those options or repurchase rights will immediately vest in connection with a change in control of the Company (whether by successful tender offer for more than fifty percent (50%) of the outstanding voting stock or a change in the majority of the Board by reason of one or more contested elections for Board membership), with such vesting to occur either at the time of such change in control or upon the subsequent termination of the individual's service within a designated period (not to exceed eighteen months) following such change in control.

         Each option outstanding under the Salary Investment Option Grant, Automatic Option Grant and Director Fee Option Grant Programs will also automatically accelerate in the event the Company should be acquired or other change in control of the Company occur.

         The outstanding options under the 1995 Plan which are to be incorporated into the 1998 Plan will, at the discretion of the Stock Option Committee, either be assumed by the successor entity in any acquisition of the Company, with or without accelerated vesting of the option shares, or terminate upon the acquisition following a thirty (30)-day period during which the option will be exercisable in full on an accelerated basis. In addition, the Plan Administrator will have the discretion to extend one or more of the vesting acceleration provisions of the 1998 Plan to those options.

         The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

         Financial Assistance

         The Plan Administrator may institute a loan program to assist one or more participants in financing the exercise of outstanding options or the purchase of shares under the 1998 Plan. The Plan Administrator will determine the terms of any such assistance. However, the maximum amount of financing provided any participant may not exceed the cash consideration payable for the issued shares plus all applicable taxes incurred in connection with the acquisition of the shares.

         Changes in Capitalization

         In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 1998 Plan, (ii) the number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the 1998 Plan per calendar year, (iii) the maximum number and/or class of securities by which the share reserve is to increase each calendar year by reason of the automatic share increase provisions of the 1998 Plan, (iv) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members and (v) the number and/or class of securities and the exercise price per share in effect under each outstanding option (including the options incorporated from the 1995 Plan) in order to prevent the dilution or enlargement of benefits thereunder.

         Amendment and Termination

         The Board may amend or modify the 1998 Plan in any or all respects whatsoever subject to any required stockholder approval. The Board may terminate the 1998 Plan at any time, and the 1998 Plan will in all events terminate on October 8, 2008.

Federal Income Tax Consequences

         Option Grants

         Options granted under the 1998 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

         Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise disposed of. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two (2) years after the option grant date and more than one (1) year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

         Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

         If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. If the optionee makes a qualifying disposition, the Company will not be entitled to any income tax deduction.

         Non-statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

         If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

         The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

         Stock Appreciation Rights

         No taxable income is recognized upon receipt of an SAR. The holder will recognize ordinary income, in the year in which the SAR is exercised, in an amount equal to the excess of the fair market value of the underlying shares of Common Stock on the exercise date over the base price in effect for the exercised right, and the holder will be required to satisfy the tax withholding requirements applicable to such income.

         The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder in connection with the exercise of an SAR. The deduction will be allowed for the taxable year in which such ordinary income is recognized.

         Direct Stock Issuances

         The tax principles applicable to direct stock issuances under the 1998 Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

Accounting Treatment

         Under current accounting principles, neither the grant nor the exercise of options granted under the 1998 Plan with exercise prices equal to the fair market value of the option shares on the grant date will generally result in any charge to the Company's reported earnings. However, the Company must disclose, in footnotes and pro-forma statements to the Company's financial statements, the impact those options would have upon the Company's reported earnings were the fair value of those options at the time of grant treated as a compensation expense. In addition, the number of outstanding options under the 1998 Plan may be a factor in determining the Company's earnings per share on a fully-diluted basis.

         Should one or more optionees be granted stock appreciation rights under the 1995 Plan that have no conditions upon exercisability other than a service or employment requirement, then such rights would result in a compensation expense to be charged against the Company's reported earnings. Accordingly, at the end of each fiscal quarter, the amount (if any) by which the fair market value of the shares of Common Stock subject to such outstanding stock appreciation rights has increased from the prior quarter-end would be accrued as compensation expense, to the extent such fair market value is in excess of the aggregate exercise price in effect for those rights.

Stock Awards

         The table below shows, as to Company's Chief Executive Officer ("CEO"), the four most highly compensated executive officers of the Company other than the CEO (with base salary and bonus for the past fiscal year in excess of $100,000), and the other individuals and groups indicated, the number of shares of Common Stock subject to options granted under the 1998 Plan and the predecessor 1995 Plan between the date of the adoption of the 1995 Plan, September 15, 1995, and October 31, 1999, together with the weighted average exercise price payable per share. The Company has not made any direct stock issuances or granted any SARs to date under either the 1998 Plan or the 1995
Plan.

                               OPTION TRANSACTIONS


                                                                                                    WEIGHTED
                                                              NUMBER OF SHARES                       AVERAGE
                                                             UNDERLYING OPTIONS                  EXERCISE PRICE
                    NAME AND POSITION                            GRANTED (#)                      PER SHARE ($)
                    -----------------                        ------------------                  --------------
Dr. Lawrence B.  Brilliant...........................              555,000                           $10.55
  Chairman and Chief Executive Officer

Garrett J.  Girvan...................................              240,000                           $10.61
  Chief Operating Officer

Ian B.  Aaron........................................              360,000                            $8.68
  President

Douglas S. Sinclair..................................              180,000                           $11.50
  Chief Financial Officer

Steven M. Harris.....................................              120,000                           $10.18
  Vice President and Secretary

All current executive officers as a group (five)(1)..              1,455,000                           $10.18

All current non-employee directors as a group
     (four)(2).......................................              390,000                           $14.39

All current employees, including
     current officers who are not
     executive officers, as a group(3)...............            1,634,020                           $19.54

                                           22



--------------

(1) On December 16, 1999, the Compensation Committee approved a grant of stock options to the executive offcers and other members of management. On January 3, 2000, Lawrence Brilliant, Garrett Girvan, Ian Aaron and Steven Harris will receive, respectively, options to purchase 400,000, 175,000, 140,000 and 15,000 shares of Common Stock. On February 9, 2000, subject to stockholder approval of this proposal three, Lawrence Brilliant, Garrett Girvan, Ian Aaron and Steven Harris will receive, respectively, options to purchase 50,000, 50,000, 35,000, and 10,000 shares of Common Stock. The exercise price of these options will be equal to the closing price of the Common Stock as reported on NASDAQ on the date of their issuance.

(2) Does not include options granted to Rocco Commisso or George Chan, who became directors as of December 25, 1999, which is after the date this proxy statement was printed. Under the 1998 Plan, they will each receive options to purchase 20,000 shares of Common Stock with an exercise price equal to the closing price of the Common Stock as reported on NASDAQ on January 3, 2000.

(3) Includes options under the 1999 Supplemental Stock Incentive Plan, in which directors and executive officers are not eligible to participate, and certain non-plan employee options.

         As of October 31, 1999, 2,868,233 shares of Common Stock were subject to outstanding options under the 1998 Plan (including those shares rolled into the 1998 Plan from the 1995 Plan), 33,043 shares remained available for future option grants and 449,392 shares have been issued in connection with option exercises.

New Plan Benefits

         The following table lists the number of shares subject to options granted to the CEO, the four most highly compensated executive officers of the Company other than the CEO (with base salary and bonus for the last fiscal year in excess of $100,000) and the other groups indicated which will not become exercisable unless the stockholders approve this proposal. In the event that the stockholders do not approve the amendments to the 1998 Plan, the following options will not be issued.

                        AMENDED 1998 STOCK INCENTIVE PLAN


                                                                 WEIGHTED
                                             NUMBER OF           AVERAGE
     NAME AND POSITION                  OPTION SHARES (#)     EXERCISE PRICE ($)
     -----------------                  -----------------     ------------------

Dr. Lawrence B. Brilliant ...................  50,000                 *
  Chief Executive Officer

Garrett J. Girvan ...........................  50,000                 *
  Chief Operating Officer

Ian B. Aaron ................................  35,000                 *
  President

Steven M. Harris ............................  10,000                 *
  Vice President and Secretary

All current executive officers as a
group (five) ................................ 145,000                 *

All current non-employee directors as
a group (five) ..............................       0                 *

All employees, including current officers
who are not executive officers, as a group ..  40,000                 *

---------

* If this proposal three is approved, the exercise price will be equal to the closing price of the Common Stock as reported on NASDAQ on February 9, 2000.

Deductibility of Executive Compensation

         The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those options will remain deductible by the Company without limitation under Code Section 162(m).

Vote Required

         The affirmative vote of at least a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting is required for approval of the amendments to the 1998 Plan.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANAMOUSLY RECOMMENDS THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL THREE: TO APPROVE CERTAIN AMENDMENTS TO THE COMPANY'S 1998 STOCK
INCENTIVE PLAN, THE EFFECT OF WHICH IS TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR GRANT UNDER SUCH PLAN.

                                  PROPOSAL FOUR

               CONFIRMATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors has selected KPMG LLP to audit the financial statements of the Company for the year ending September 30, 2000, and recommends that the stockholders confirm the selection. Confirmation of this selection requires approval by at least a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting. In the event of a negative vote, the Board will reconsider its selection.

         Representatives of KPMG LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE CONFIRMATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

                   BENEFICIAL SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information known to the Company regarding beneficial ownership of the Common Stock as of October 31, 1999 by (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of the Common Stock, (ii) each current director of the Company, (iii) the Chief Executive Officer and each of the other executive officers of the Company and (iv) all executive officers and directors of the Company as a group. All shares are subject to the named person's sole voting and investment power except where otherwise indicated.

         Beneficial ownership is determined in accordance with the rules of the Commission. Shares of Common Stock which are issued and outstanding are deemed to be beneficially owned by any person who has or shares voting or investment power with respect to such shares. Shares of Common Stock which are issuable upon exercise of options or warrants are deemed to be issued and outstanding and beneficially owned by any person who has or shares voting or investment power over such shares only if the options or warrants in question are exercisable within 60 days of October 31, 1999 and, in any event, solely for purposes of calculating that person's percentage ownership of SoftNet's Common Stock (and not for purposes of calculating the percentage ownership of any other person).

         The number of shares of Common Stock deemed outstanding and used in the denominator for determining percentage ownership for each person equals (i) 18,042,834 shares of Common Stock outstanding as of October 31, 1999 plus (ii) such number of shares of Common Stock as are issuable pursuant to options, warrants or convertible securities held by that person (and excluding options held by other persons) which may be exercised within 60 days of October 31, 1999.

         The pro forma percentage information assumes that the Company has issued, as of October 31, 1999, to Mediacom, LLC and Pacific Century Cyberworks
Limited 3,500,000 and 5,000,000 shares of Common Stock, respectively, which the Company issued in several tranches during November and December 1999.

-------------------------------------------------------------------------------------------------------------------
                                                                                                   Pro Forma
                                                                              Percentage of       Percentage of
                                                                               Outstanding        Outstanding
                       Name of Beneficial Owner        Number of Shares          Shares              Shares
                                                        of Common Stock       Beneficially        Beneficially
                                                      Beneficially Owned          Owned               Owned
-------------------------------------------------------------------------------------------------------------------
Executive           Lawrence B. Brilliant (1)                 183,538               1.0                    *
Officers and        Ian B. Aaron (2)                          330,559               1.8                  1.2
Directors:          Garrett J. Girvan (3)                      71,456                 *                    *
                    Douglas S. Sinclair (4)                    38,999                 *                    *
                    Steven M. Harris (5)                       35,874                 *                    *
                    Ronald I. Simon (6)                        18,499                 *                    *
                    Edward A. Bennett (7)                      76,666                 *                    *
                    George C. Chan (8)                           --                  --                   --
                    Rocco B. Commisso (8)                        --                  --                   --
                    Sean P. Doherty (9)                        91,471                 *                    *
                    Robert C. Harris, Jr. (10)                 23,334                 *                    *
                    As a Group (Eleven):                      870,396               4.7                  3.2
-------------------------------------------------------------------------------------------------------------------
5% Owners:          Pacific Century Cyberworks Limited      5,000,000                --                 18.8
                    Mediacom, LLC                           3,500,000                --                 13.2
                    Dresdner RCM Capital Management         1,404,600               7.8                  5.3
-------------------------------------------------------------------------------------------------------------------

*        Less than 1%

                                                           25

(1) Includes 69,147 shares issuable pursuant to options exercisable within 60 days of October 31, 1999.

(2) Includes 142,644 shares issuable pursuant to options exercisable within 60 days of October 31, 1999.

(3) Includes 61,456 shares issuable pursuant to options exercisable within 60 days of October 31, 1999.

(4) Includes 38,999 shares issuable pursuant to options exercisable within 60 days of October 31, 1999.

(5) Includes 31,874 shares issuable pursuant to options exercisable within 60 days of October 31, 1999.

(6) Includes 5,833 shares issuable pursuant to options exercisable within 60 days of October 31, 1999.

(7) Includes 61,666 shares issuable pursuant to options exercisable within 60 days of October 31, 1999.

(8) Messrs. Chan and Commisso each received an option to purchase 20,000 shares of Common Stock on January 3, 2000 under the automatic option grant program of the 1998 Plan. The options are immediately exercisable for restricted shares of Common Stock that are subject to certain repurchase rights by the Company.

(9) Includes 32,341 shares issuable pursuant to options exercisable within 60 days of October 31, 1999,

(10) Includes 23,334 shares issuable pursuant to options exercisable within 60 days of October 31, 1999.

                             EXECUTIVE COMPENSATION

Executive Officers

         The executive officers and certain other key employees of the Company are listed below:

             Name                 Age                                     Positions
             ----                 ---                                     ---------
Lawrence B. Brilliant......        55    Chairman of the Board and Chief Executive Officer
Garrett J. Girvan..........        54    Chief Operating Officer
Ian B. Aaron...............        39    President
Douglas S. Sinclair........        45    Chief Financial Officer
Steven M. Harris...........        45    Vice President, Secretary, and General Counsel
Carol Sorrick..............        43    Vice President and General Manager, Intelligent Communications, Inc.
Kevin Gavin................        40    Senior Vice President, Marketing
Jonathan B. Marx...........        48    Senior Vice President, Customer Sales


         Dr. Brilliant's and Mr. Aaron's backgrounds are summarized under "Election of Directors - Nominees" above.

         Garrett J. Girvan has served as SoftNet's Chief Operating Officer since April 1998 and also served as SoftNet's Chief Financial Officer from April 1998 to November 1998. Prior to joining SoftNet, Mr. Girvan held various positions at Viacom Cable over a 13-year period, including Chief Financial Officer and Chief Operating Officer. While at Viacom, Mr. Girvan was involved in the development of Viacom's broadband services.

         Douglas S. Sinclair has served as SoftNet's Chief Financial Officer since November 1998. Prior to joining SoftNet, Mr. Sinclair served as Chief Financial Officer of Silicon Valley Networks, Inc., a provider of test management software to telecommunications and networking companies, from April 1998 to November 1998, Chief Financial Officer of International Wireless Communications, Inc., an international cellular business operator, from 1995 to April 1998, Chief Financial Officer of Pittencrieff Communications Inc., then a leading provider of trunked radio services in the southwest United States, from 1993 to 1995 and Chief Financial Officer of Pittencrieff plc., an oil and gas company based in the United Kingdom, from 1990 to 1993. Mr. Sinclair took both Pittencrieff plc and Pittencrieff Communications Inc. public during his tenures as Chief Financial Officer. International Wireless Communications, Inc. filed for protection under the bankruptcy laws of the United States in September 1998.

         Steven M. Harris has served as SoftNet's Vice President, Secretary and General Counsel since August 1998. Prior to joining SoftNet, Mr. Harris worked at Pacific Telesis Group, most recently as Vice President of Broadband Services, where he was responsible for external affairs and policy planning for video services and broadband networks. Previously, he was Executive Director of Regulatory Planning and Policy for Pacific Bell with responsibility for federal and state regulatory policies relating to competition, corporate structure, interconnection, privacy and new technologies. He began with Pacific Telesis Group in 1983 as Executive Director of Regulatory Relations, in Washington, D.C. Mr. Harris was Commissioner's Assistant and Special Assistant to the General Counsel at the Federal Communications Commission and was previously in private practice.

         Carol Sorrick has served as SoftNet's Vice President and Intelligent Communications' General Manager since August 1999. Prior to joining SoftNet, she was Vice President of Marketing for Centigram Communications. From September 1997 to May 1998, she was Vice President of

International Marketing for Unisys Corporation. From October 1979 to August 1997 she served in various capacities at Pacific Bell, including Vice President of Marketing.

         Kevin Gavin has served as SoftNet's Senior Vice President, Marketing since November 1998. Prior to joining SoftNet, he served as Regional Vice President of Teligent, Inc. From November 1991 to January 1996, he was Vice President of Marketing and Product Development at Nextel Communications. From 1981 to 1991, Mr. Gavin held various marketing and sales positions at Warner Cable Communications, Inc., American Cablesystems, Inc., and McCaw Cellular Communications, Inc.

         Jonathan B. Marx has served as SoftNet's Senior Vice President, Customer Sales and Service since March 1999. Prior to joining SoftNet, he served as Vice President, Service Operations of TiVo, Inc. From 1996-1997, he was Vice President, Strategy and Business Development for the Smart Yellow Pages division of Pacific Bell Directory, Inc. From 1982 to 1996, he served in various capacities at Viacom Cable, including Senior Vice President and Vice President, Operations.

Summary of Cash and Certain Other Compensation

         The following  table sets forth  information  for the last three fiscal years concerning  compensation paid or accrued by the Company to (i) the current and former Chief  Executive  Officer of the Company and (ii) the four other most highly  compensated  executive officers of the Company whose total annual salary and incentive compensation for fiscal year 1999 exceeded $100,000 (collectively, the "Named Officers").
                                                                                                           Long-Term
                                                                                                         Compensation
                                                  Annual Compensation                                       Awards
                                                  -------------------                                    ------------
                                                                                        Other Annual      Securities
                                                                                        Compensation      Underlying
Name and Principal Position                  Year       Salary ($)        Bonus ($)          ($)          Options (#)
---------------------------                  ----       ----------        ---------          ---          -----------
Lawrence B. Brilliant (1)                    1999        $322,523         $150,000           $6,600         355,000
Chairman and Chief Executive Officer         1998         128,396               --               --         200,000
                                             1997             --                --               --              --

Garrett J. Girvan (2)                        1999        $253,458          $75,000           $7,200         165,000
Chief Operating Officer                      1998         $89,623               --               --          75,000
                                             1997             --                --               --              --

Ian B. Aaron (3)                             1999        $226,971          $75,000           $6,600         138,500
President                                    1998        $202,889               --               --         174,500
                                             1997        $156,000               --               --          16,000

Douglas Sinclair (4)                         1999        $196,971                0           $5,400         180,000
Chief Financial Officer                      1998             --                --               --              --
                                             1997             --                --               --              --

Steven M. Harris                             1999        $175,000          $25,000                0         120,000
General Counsel and Secretary                1998         $22,212               --               --              --
                                             1997             --

---------------------

(1) Dr. Brilliant's annual salary was increased effective January 1, 1999 from $250,000 to $350,000.

(2) Mr. Girvan's annual salary was increased effective January 1, 1999 from $200,000 to $275,000.

(3) Mr. Aaron's annual salary was increased effective January 1, 1999 from $200,000 to $237,500.

                                       28

(4) Mr. Sinclair joined the Company as Chief Financial Officer on November 13, 1998. Mr. Sinclair's annual salary was increased effective January 1, 1999 from $200,000 to $237,500.




Stock Option Information

         Option  Grants  in  Fiscal  1999.   The  following   table  sets  forth
information  with respect to stock  options  granted by the Company to the Named
Officers during Fiscal 1999. No stock appreciation rights were granted in Fiscal
1999.

                                                                 Individual Grants

                                                                                                            Potential Realizable
                                                Number of                                                     Value at Assumed
                                               Securities    Percent of Total    Exercise               Annual Rates of Stock Price
                                               Underlying     Options Granted     or Base                    Appreciation for
                                                 Options     to Employees in       Price   Expiration         Option Term(5)
               Name                           Granted(#)(1)    Fiscal Year(2)    ($/Sh)(3)  Date(4)        5%($)            10%($)
              ------                          -------------    --------------    ---------  -------        -----            ------
Lawrence B. Brilliant .................          255,000           10.52           7.38     10/8/08      1,182,715        2,997,232
                                                 100,000            4.13          24.19     6/24/09      1,521,139        3,854,864
Garrett J. Girvan .....................          125,000            5.16           7.38     10/8/08        579,762        1,469,231
                                                  40,000            1.65          24.19     6/24/09        608,456        1,541,946
Ian B. Aaron ..........................           98,500            4.06           7.38     10/8/08        456,853        1,157,754
                                                  40,000            1.65          24.19     6/24/09        608,456        1,541,946
Douglas S. Sinclair ...................          180,000            7.43          11.50    11/13/08      1,301,812        3,299,047
Steven M. Harris ......................          100,000            4.13           7.38     10/8/08        463,810        1,175,385
                                                  20,000            0.83          24.19     6/24/09        304,228          770,973

--------------------

(1) Options granted under the 1995 Long-Term Incentive Plan generally become exercisable at a rate of one-third of the shares of Common Stock underlying to the option at the end of each year until fully vested or the employee leaves the Company. Options granted under the 1998 Stock Incentive Plan generally become exercisable for 25% of the option shares upon completion of one (1) year of service measured from the grant date and for the balance of the option shares in a series of 36 successive equal monthly installments over the three (3) year period of service thereafter.

(2) The Company granted options to employees to purchase 2,423,200 shares of Common Stock during Fiscal 1999. In addition, options to purchase 90,500 shares were granted to non-employee consultants during Fiscal 1999.

(3) The exercise price may be paid in (a) cash, (b) shares of Common Stock held for the requisite period to avoid a charge to the Company's earnings for financial reporting purposes, (c) through a same-day sale program or (d) subject to the discretion of the Plan Administrator, by delivery of a full-recourse, secured promissory note payable to the Company. Numbers are rounded to the nearest tenth.

(4)  The term of the options is typically 10 years.

(5) Potential realizable value is based on the assumption that the price of the Common Stock underlying the option appreciates at the annual rate shown, compounded annually from the date of grant until the end of the option term. The values are calculated in accordance with rules promulgated by the SEC and do not reflect the Company's estimate of future stock appreciation.


         Aggregated Year-end Option Values. The following table sets forth certain information concerning the number of options exercised by the Named
Officers during the fiscal year ended September 30, 1999, and the number of shares covered by both exercisable and unexercisable stock options held by the Named Officers as of September 30, 1999. Also reported are values for "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding options and the fair market value of the Company's Common Stock as of September 30, 1999 ($24.375).

                                       29

                                                                              Number of Securities           Value of Unexercised
                                                                         Underlying Unexercised Options    In-the-Money Options at
                                                                            at September 30, 1999 (#)       September 30, 1999 ($)
                                                                         ------------------------------    -----------------------
                                             Shares         Value
                                           Acquired on     Realized
              Name                         Exercise (#)      ($)           Exercisable   Unexercisable   Exercisable   Unexercisable
              ----                         ------------    --------        -----------   -------------   -----------   -------------
Lawrence B. Brilliant ..............         100,832       2,225,957           2,500         451,668          43,750     5,917,314

Garrett J. Girvan ..................               0               0          25,000         215,000         390,625     2,913,750

Ian B. Aaron .......................          41,666       1,455,706         109,166         209,168       1,910,405     2,929,025

Douglas S. Sinclair ................               0               0               0         180,000               0     2,317,500

Steven M. Harris ...................               0               0          17,603         102,397         299,251     1,404,499

         Ten-Year Option Repricings. On November 15, 1996, the Compensation/Stock Option Committee approved a stock option repricing program to provide employee option holders additional opportunity and incentive to achieve business plan goals. All options held by employees on that date were repriced to $4.94 per share, which was the market price on such date. All other terms of the options remained the same and, accordingly, there was no change to the vesting or term of any option.

         The table below presents the required disclosure with respect to any repricing of options held by any Named Officers during the last ten completed years.


                                                                                                        Length of Original
                                 Number of Securities   Market Price of  Exercise Price                     Option Term
                                  Underlying Options     Stock at Time     at Time of                    Remaining at Date
                                     Repriced or        of Repricing or   Repricing or   New Exercise      of Repricing or
Name                     Date        Amended (#)         Amendment ($)    Amendment ($)    Price ($)       Amendment (Years)
----                     ----        -----------         -------------    -------------    ---------       -----------------
Ian B. Aaron .......... 2/28/96       31,000               $   8.25      $   12.75         $   8.25                9.6
                       11/15/96       31,000(1)            $   4.94      $    8.25         $   4.94                8.9

(1) Options repriced on February 28, 1996 at the then current market price of $8.25 and were further repriced on November 15, 1996 at the then current market price of $4.94.

Employment and Change of Control Agreements

         On April 7, 1998, the Company entered into an employment agreement with Lawrence B. Brilliant, a director of the Company, pursuant to which Dr. Brilliant was appointed Vice Chairman of the Board, President and Chief Executive Officer of the Company for a term of three years. Under the terms of this employment agreement, Dr. Brilliant was granted an annual salary of $250,000 per year plus such bonuses as the Compensation Committee may establish from time to time. Concurrently with the signing of this employment agreement, Dr. Brilliant received a Non-Qualified Stock Option to purchase from the Company a total of 125,000 shares of Common Stock under the terms of the Long Term Incentive Plan. In addition, Dr. Brilliant would receive $1.1 million in the event of a change of control involving the Company's valuation at greater than $12 per share.

         Under the Company's 1998 Stock Incentive Plan, in the event that the Company is acquired by merger or sale of substantially all of its assets, each outstanding option or other award under either the 1998 Stock Incentive Plan will immediately vest, except to the extent the Company's obligations under that option or award assumed by the successor corporation or such successor corporation substitutes an award with substantially the same economic value.

         Under the options issued pursuant to the Company's Amended 1995 Long-Term Incentive Plan, which were incorporated into the 1998 Stock Incentive Plan, upon an acquisition of the Company pursuant to a merger or asset sale, the option will, at the discretion of the Stock Option Committee, either be assumed by any successor entity, with or without accelerated vesting of the option shares, or terminate upon the acquisition following a thirty (30)-day period during which the option will be exercisable in full on an accelerated basis.

         In the event of a change of control, (1) each employee of the Company would be credited with 12 months of service in addition to their actual time of service for purposes of option vesting, (2) in the event an employee or director is terminated without cause or is removed as a director within 12 months of a change of control, all of the options granted to such employee or director, whether granted under the Company's stock option plans or otherwise, will automatically vest, (3) in the event an executive officer (other than the Chief Executive Officer) or certain key employees are terminated without cause within 12 months of a change of control, such executive officer or key employee will be entitled to a lump sum payment equal to 1.5 times the sum of his or her salary prior to such termination and his or her last annual bonus, and (4) in the event the Chief Executive Officer is terminated without cause within 12 months of a change of control, such Chief Executive Officer will be entitled to a lump sum payment equal to 2 times the sum of his or her salary prior to such termination and his or her last annual bonus.

Indemnification of Directors and Limitation of Liability

         The Company's Bylaws provide that the Company may indemnify its directors, officers and other employees and agents to the fullest extent permitted by law. The Company has also entered into agreements to indemnify its directors and executive officers, in addition to the indemnification provided for in the Company's Bylaws. The Company believes that these provisions and agreements are necessary to attract and retain qualified directors and executive officers. At present, there is no pending litigation or proceeding involving any director, officer, employee or agent of the Company where indemnification will be required or permitted. The Company is not aware of any threatened litigation or proceeding that might result in a claim for such indemnification. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that, in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee is responsible for the Company's executive compensation policies and for annually determining the compensation to be paid to the executive officers of the Company.

Overview and Philosophy

         The executive compensation program of the Company is intended to provide overall levels of compensation for the executive officers which are competitive for the industries and the geographic areas within which they operate, the individual's experience and contribution to long-term success of the Company. The Board believes that its task of determining fair and competitive compensation is ultimately judgmental.

         The program is composed of base salary, annual incentive compensation, equity based incentives and other benefits generally available to all employees. As of September 30, 1999, options on 3,392,903 shares of the Common Stock were outstanding and 2,423,200 options were granted to employees during the fiscal year ended September 30, 1999.

Base Salary

         The base salary for each executive is intended primarily to be competitive with companies in the industries and geographic areas in which the Company competes. In making annual adjustments to base salary, the Board also considers the individual's performance over a period of time as well as any other information which may be available as to the value of the particular individual's past and prospective future services to the Company. This information includes comments and performance evaluations by the Company's Chief Executive Officer and Chief Operating Officer. The Board considers all such data; it does not prescribe the relative weight to be given to any particular component.

Annual Incentive Compensation

         Annual incentive compensation is ordinarily determined by a formula which considers the overall operations and financial performance of the Company and its subsidiaries.

Long-Term Incentives

         In general, the Board believes that equity based compensation should form a part of an executive's total compensation package. Stock options are granted to executives because they directly relate the executive's earnings to the stock price appreciation realized by the Company's stockholders over the option period. Stock options also provide executives the opportunity to acquire an ownership interest in the Company. The number of shares covered by each executive's option is determined by factors similar to those considered in establishing base salary.

Stock Option Repricing Program

         On February 28, 1996, the Board of Directors approved a stock option repricing program to provide employee option holders additional opportunity and incentive to achieve business plan goals. The exercise prices for all options held by employees on that date were repriced to $8.25 per share, which was the market price on that date. All other terms of the options remained the same and, accordingly, there was no change to the vesting or term of any option. In addition, on November 15, 1996, the Board of Directors approved an additional stock option repricing program to further provide employee option holders with additional opportunity and incentive to achieve business plan goals. All options held by employees on November 15, 1996 were repriced to $4.94 per share, which was the market price on that date.

Other

         Other benefits are generally those available to all other employees in the Company, or a subsidiary, as appropriate. Together with perquisites, these benefits did not exceed 10% of any executive's combined salary and bonus in Fiscal 1999.

Compensation for Chief Executive Officer

         The Board applies the same standard in establishing the compensation of the Company's Chief Executive Officer as are used for other executives. However, there are procedural differences. The Chief Executive Officer does not participate in setting the amount and nature of the compensation.

Deduction Limit for Executive Compensation

         Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to publicly held companies for compensation exceeding $1 million paid to certain of the corporation's executive officers. The limitation applies only to compensation which is not considered to be performance-based compensation. Compensation which qualifies as performance-based compensation will not have to be taken into account for purposes of this limitation. The non-performance based compensation to be paid to the Company's executive officers for Fiscal 1999 did not exceed the $1 million limit per officer, nor is it expected that the non-performance based compensation to be paid to the Company's executive officers for Fiscal 2000 will exceed that limit. Because it is very unlikely that the compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limit, the Board has not taken any action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Board will reconsider this matter should the individual compensation of any executive officer ever approach the $1 million level.

         This report is submitted by the Compensation Committee of the Board of Directors of the Company, as of the fiscal year ended September 30, 1999.

                                                  Edward Bennett
                                                  Robert Harris, Jr.
                                                  Ronald Simon

                                PERFORMANCE GRAPH

         Set forth below is a comparison of the total stockholder return on the Company's Common Stock for the period beginning September 30, 1994 and ending September 30, 1999 with the total stockholder return for the same period for the indicated indices. The total stockholder return reflects the annual change in share price, assuming an investment of $100.00 on September 30, 1994 plus the reinvestment of dividends, if any. No dividends were paid on the Common Stock during the period shown. The return shown is based on the annual percentage change during each fiscal year in the five year period ended September 30, 1999. The stock price performance shown below is not necessarily indicative of future stock price performance.

[The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T]

                COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
           AMONG SOFTNET SYSTEMS, INC., THE AMEX MARKET VALUE INDEX,
          THE NASDAQ STOCK MARKET (U.S.) INDEX, THE RUSSELL 2000 INDEX
                                AND A PEER GROUP


                              [ GRAPHIC OMITTED ]


* $100 INVESTED ON 9/30/94 IN STOCK OR INDEX -
  INCLUDING REINVESTMENT OF DIVIDENDS.
  FISCAL YEAR ENDING SEPTEMBER 30, 1999.

SOFTNET SYS INC
                                           Cumulative Total Return
                             --------------------------------------------------
                             9/94     9/95     9/96     9/97     9/98     9/99

SOFTNET SYSTEMS, INC.         100      219       94      104      156      375
PEER GROUP                    100      141      221      250      281      545
AMEX MARKET VALUE             100      119      125      157      141      182
NASDAQ STOCK MARKET (U.S.)    100      138      164      225      229      372
RUSSELL 2000                  100      123      140      186      154      177

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Mediacom, LLC

         The Company's wholly-owned subsidiary, ISP Channel, Inc., has an Affiliate Agreement with Medicom, LLC, a more than five percent stockholder of the Company. Mediacom received the shares of the Company's Common Stock owned by it in connection with, and as an inducement to enter into and perform under, the Affiliate Agreement. The Affiliate Agreement grants ISP Channel the exclusive right to provide Internet access and related services over Mediacom's cable infrastructure for the next seven years and provides for a revenue split between ISP Channel and Mediacom. As a result of this transaction, Mediacom has the right to nominate members to the Board of Directors in proportion to its ownership interest of the Common Stock, and has the right to nominate at least one member to the Board of Directors if Mediacom owns more than 5% of the outstanding Common Stock.

Sale of Certain CDI Assets

         During Fiscal 1997, Communicate Direct, Inc., a wholly-owned subsidiary of the Company ("CDI"), sold the portion of its operations that support its Fujitsu maintenance base in the Chicago metropolitan area to a new company formed by John I. Jellinek, a former president and Chief Executive Officer and a then director of the Company, and Philip Kenny, a then director of the Company. The buyers acquired certain assets of CDI in exchange for a $209,000 promissory note and the assumption of trade payables of approximately $750,000. In addition, at the closing the buyers repaid $438,000 of existing Company bank debt and entered into a sub-lease of CDI's facility in Buffalo Grove, Illinois. At the closing, the buyer merged with Telcom Midwest, LLC. and Messrs. Jellinek and Kenny and two other stockholders of the merged company personally guaranteed obligations arising out of the promissory note, the sub-lease arrangement and trade payables. The personal guarantees of the promissory note are several. The personal guarantees of the sub-lease are limited to $400,000 and are on a joint and several basis. The personal guarantees of trade payables are on a joint and several basis but are limited to Messrs. Jellinek and Kenny. Concurrent with this transaction, Messrs. Jellinek and Kenny resigned from the Company's board. The transaction was approved by the disinterested members of the Company's board.

Strategic Investments

         The Company's wholly-owned subsidiary, SoftNet Ventures, Inc, has made strategic investments of $250,000 each in YourDay.com, Inc. and YourStuff.com, Inc., which represents less than 5% of the voting power of each company. Edward
A. Bennett, a director of the Company and Chairman of SoftNet Ventures, Inc., serves on the Board of Directors of both YourDay.com and YourStuff.com.

Investment Banking Services

         Robert Harris, Jr., a director of the Company, is a senior managing director of Bear, Stearns & Co., Inc., which, from time to time, provides the Company with investment banking services. During the year ended September 30, 1999, the Company paid approximately $53,000 to Bear, Stearns for such services.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

           Under the securities laws of the United States, the Company's directors, its executive (and certain other) officers, and any person holding more than ten percent of the Common Stock are required to report their ownership of Common Stock and any changes in that ownership to the Commission and any exchange or quotation system on which the Common Stock is listed or quoted. Specific due dates for these reports have been established and the Company is required to report in this proxy statement any failure to file by these dates. During the fiscal year ended September 30, 1999, to the knowledge of the Company, all of these filings were satisfied by its directors and officers. In making this statement, the Company has relied on the written representations of its directors and officers and copies of the reports they have filed with the Commission. During the fiscal year ended September 30, 1999, the Company did not have any ten percent stockholders.

                             STOCKHOLDERS' PROPOSALS

         Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the proxy rules promulgated by the Securities and Exchange Commission. Proposals of stockholders of the Company intended to be presented for consideration at the Company's 2000 Annual Meeting of Stockholders must have been received by the Company no later than October 1, 1999, in order that they may be included in the proxy statement and form of proxy related to that meeting.

         The attached proxy card grants the proxy holders discretionary authority to vote on any matter raised at the Annual Meeting. If a stockholder intends to submit a proposal at the 2001 Annual Meeting, which is not eligible for inclusion in the proxy statement and form of proxy relating to that meeting, the stockholder must do so no later than December 15, 2000. If such stockholder fails to comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary voting authority when the proposal is raised at the 2001 Annual Meeting.

                                  OTHER MATTERS

         Management knows of no matters, other than those referred to in this proxy statement, which will be presented to the Annual Meeting. However, if any other matters properly come before the Annual Meeting or any adjournment, the persons named in the accompanying proxy will vote it in accordance with their best judgment on such matters.

         The Company has furnished its financial statements to stockholders in its 1999 Annual Report which accompanies this proxy statement. The 1999 Annual Report contains a complete copy of the Company's Form 10-K for the year ended September 30, 1999. In addition, the Company will provide, for a fee, on the request of such stockholder, copies of exhibits to the Form 10-K. Requests for copies of such exhibits should be directed to Steven M. Harris, Secretary, 650 Townsend Street, Suite 225, San Francisco, California 94103; telephone number
(415) 365-2500.

                       DOCUMENTS INCORPORATED BY REFERENCE

         The following documents filed by the Company with the Commission (File No. 1-5270) pursuant to the Exchange Act are incorporated herein by reference:

            1. The  Company's  Annual  Report on Form 10-K for the  fiscal  year ended September 30, 1999.

            2. The  Company's   Current  Report  on  Form  8-K  filed  with  the
               Commission on October 15, 1999.

            3. The  Company's   Current  Report  on  Form  8-K  filed  with  the
               Commission on October 21, 1999.

         The Company will provide, without charge, a copy of any document hereby incorporated by reference to each stockholder who requests copies of such documents. Requests should be made to the Company at 650 Townsend Street, Suite 225, San Francisco, California, 94103; ATTN: Steven M. Harris, Secretary.

                                                                      Appendix A

                              SOFTNET SYSTEMS, INC.

                                      PROXY

                Annual Meeting of Stockholders, February 8, 2000

           This Proxy is Solicited on Behalf of the Board of Directors

          The undersigned hereby appoints Lawrence B. Brilliant and Steven M. Harris, and each of them, attorneys and proxies of the undersigned, with full power of substitution, and hereby authorizes them to represent the undersigned at the Annual Meeting of Stockholders (the "Annual Meeting") of SoftNet Systems, Inc. to be held on February 8, 2000 and at any adjournments thereof, and to vote, as designated below, all of the shares of Common Stock of the Company held of record by the undersigned on December 15, 1999, which the undersigned is entitled to vote, either on his own behalf or on behalf of any entity or entities, with the same force and effect as the undersigned might or could do if personally present thereat.

          This proxy, when properly executed, will be voted in the manner directed by the undersigned. If not otherwise specified, this proxy will be voted FOR all proposals. This proxy will be voted at the discretion of the proxy holders on such other matters as may come before the Annual Meeting.

1.       To Elect Directors:        Ian B. Aaron, Edward A. Bennett, Dr. Lawrence B. Brilliant, George C. Chan,
                                    Rocco B. Commisso, Sean P. Doherty, Robert C. Harris, Jr., and Ronald I.
                                    Simon.

             [   ] FOR                     [   ] WITHHELD              FOR, except vote withheld For the following nominees:


                                                                       -----------------------------------------------------

2.       To approve the adoption of the Company's  2000 Employee  Stock Purchase
         Plan under which 1,325,000 shares of common stock have been reserved for issuance.

             [   ] FOR                     [   ] AGAINST               [   ] ABSTAIN


3.       To approve  certain  amendments to the Company's  1998 Stock  Incentive
         Plan, the effect of which is to increase the number of shares available for grant under such plan.

             [   ] FOR                     [   ] AGAINST               [   ] ABSTAIN


4. To appoint KPMG LLP as independent auditors of the Company for the fiscal year ending September 30, 2000.

             [   ] FOR                     [   ] AGAINST               [   ] ABSTAIN


                  Each of the proxies or their substitutes as shall be present and acting at the Annual Meeting shall have and may exercise all of the powers of all of said proxies hereunder.


Date: ______________________________                                   Please print the name(s) appearing on each
                                                                       certificate over which you have voting
                                                                       authority:


                                                                       ---------------------------------------------


                                                                       Please sign your name:


                                                                       ---------------------------------------------

                                                                      Appendix B

                              SOFTNET SYSTEMS, INC.

                        2000 EMPLOYEE STOCK PURCHASE PLAN

                              SOFTNET SYSTEMS, INC.

                        2000 EMPLOYEE STOCK PURCHASE PLAN

          SoftNet Systems, Inc. a Delaware corporation (the "Company"), hereby adopts the SoftNet Systems, Inc. 2000 Employee Stock Purchase Plan (the "Plan"), effective as of the Effective Date (as defined herein).

     1. Purpose. The purpose of the Plan is to assist employees of the Company and its Designated Subsidiary Corporations (as defined below) in acquiring stock ownership interests in the Company, pursuant to a plan which is intended to qualify as an "employee stock purchase plan" within the meaning of Code Section
423. The Plan is intended to help employees provide for their future security and to encourage them to remain in the employ of the Company and its Subsidiary Corporations.

     2. Definitions. Whenever one of the following terms is used in the Plan with the first letter or letters capitalized, it shall have the following meaning, unless the context clearly indicates to the contrary (such definitions to be equally applicable to the singular and plural forms of the terms defined):

          (a)"Administrator" shall mean the Company, acting through its Chief Executive Officer or his or her delegate.

          (b)"Authorization Card" shall mean the form prescribed by the Administrator, which shall include a form of stock purchase agreement pursuant to which an Eligible Employee shall purchase shares of Stock under the Plan and a form of payroll deduction authorization pursuant to which such Eligible Employee shall authorize the Company or a Designated Subsidiary Corporation to deduct such Eligible Employee's contributions under the Plan.

          (c) "Base Pay" shall mean total gross pay received by an Employee on each Payday as cash compensation for services to the Company or any Designated Subsidiary Corporation.

          (d) "Board of Directors" shall mean the Board of Directors of the Company.

          (e) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (f)   "Company"   shall  mean  SoftNet   Systems,   Inc.,  a  Delaware
corporation.

          (g)   "Designated   Subsidiary   Corporation"   means  any  Subsidiary
Corporation designated by the Board in accordance with Section 2(u).

          (h) "Effective Date" shall mean the first day of the first Offer Period, which shall be April 1, 2000.

          (i) "Eligible Employee" shall mean any Employee who satisfies the requirements of Section 4.

          (j) "Employee" shall mean any person who renders services to the Company or any Designated Subsidiary Corporation in the status of an employee within the meaning of Code Section 3121(d). "Employee" shall not include any director of the Company or any Subsidiary Corporation who does not render services to the Company or any Subsidiary Corporation in the status of an employee within the meaning of Code Section 3121(d).

          (k) "Enrollment Period" shall mean, for each Offer Period, the two or three week period (as applicable) determined in accordance with Section 6(b) or such other period as determined by the Administrator in its discretion.

          (l) "Entry Date" shall mean the date an Eligible Employee is granted an Option during the Offer Period. The first Entry Date under the Plan shall be the Effective Date. Subsequent Entry Dates under the Plan shall be each July 1 and January 1 during the period that the Plan is in effect.

          (m) "Offer Period" shall mean the period beginning on each Entry Date and ending on the date which is the six-month anniversary of such date; provided, however, that the first Offer Period shall commence on the Effective Date and end on June 30, 2000.

          (n) "Option" shall mean a right granted to an Eligible Employee to purchase shares of Stock under Section 8(a) of the Plan.

          (o) "Option Price" shall mean the per share exercise price of shares of Stock to be purchased pursuant to an Option, as provided in Section 9.

          (p) "Parent Corporation" shall mean any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of the corporations other than the Company own stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          (q) "Participant" shall mean an Eligible Employee who elects to participate in the Plan and complies with the provisions of Section 6.

          (r) "Payday" of an Employee shall mean the regular and recurring established day for payment of cash compensation to Employees in the same classification or position.

          (s) "Plan" shall mean this SoftNet Systems, Inc. 2000 Employee Stock Purchase Plan.

          (t) "Purchase Date" shall mean the last day of each Offer Period on which shares of Stock are automatically purchased for Participants under the Plan.

          (u) "Subsidiary Corporation" shall mean any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. Any corporation that is a Subsidiary Corporation as of the Effective Time shall be a Designated Subsidiary Corporation for purposes of this Plan, and such corporation's Employees shall be eligible to be granted Options under the Plan; provided, however, that after the Effective Time, the Board may designate from among any Subsidiary Corporations, as determined from time to time, the Subsidiary Corporation or Subsidiary Corporations whose Employees shall be eligible to be granted Options under the Plan. The Board may designate a Subsidiary Corporation, or terminate the designation of a Subsidiary Corporation, without the approval of the stockholders of the Company.

          (v) "Stock" shall mean the shares of the Company's Common Stock, $.01 par value.

     3. Stock Subject to the Plan.

          (a) The maximum aggregate number of shares of Common Stock subject to any Option shall not exceed 200,000 shares.

          (b) The Company shall reserve for issuance under the Plan 1,325,000 shares of the Company's authorized but unissued Stock; provided, however, that during the term of the Plan, such number of shares shall be increased by 100,000 shares on each January 1, commencing with January 1, 2001.

          (c) If any Option expires or is canceled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised before its expiration or cancellation may again be optioned hereunder, subject to the limitations of subsection (a).

          (d) Any adjustment to the number of shares of Stock reserved for issuance under the Plan shall be made only in accordance with Sections 14 (relating to recapitalization) and 17 (relating to amendments of the Plan).

     4. Eligibility. Each Employee of the Company or any Designated Subsidiary Corporation who on the first day of any Enrollment Period is customarily employed by the Company or any Designated Subsidiary Corporation for more than twenty (20) hours per week, shall become an Eligible Employee on such day.

     5. Purchase Rights.

          (a) Options shall be granted under the Plan until the earlier of the maximum number of shares of Stock subject to sale pursuant to Options have been sold, or the Plan is terminated.

          (b) The Plan shall be implemented under successive Offer Periods. Subject to subsection (c), the first Offer Period will begin on the Effective Date and will end on June 30, 2000.

          (c) Under no circumstances shall any shares of Stock be issued hereunder until such time as (i) the Plan shall have been approved by the Company's stockholders and (ii) the Company shall have complied with all applicable requirements of the Securities Act of 1933 (as amended), all applicable listing requirements of any securities exchange on which shares of the Stock are listed and all other applicable statutory and regulatory requirements.

          (d) Each Eligible Employee shall be granted a separate Option for each Offer Period. The Option shall be granted on the Entry Date for the relevant Offer Period and shall be automatically exercised on the last day of such Offer Period.

     6. Participation in the Plan.

          (a) Each Eligible Employee may elect to participate in the Plan by submitting to the Administrator a completed and executed Authorization Card in accordance with subsection (b). An Eligible Employee who elects to participate in the Plan shall elect on such Authorization Card any whole percentage of Base Pay (such percentage not to exceed fifteen percent (15%)) to be withheld by payroll deduction, which upon an exercise of the Option granted to such Eligible Employee with respect to the Offer Period, shall be contributed to the Company as payment for shares of Stock purchased pursuant to such Option. The deduction rate authorized by any Eligible Employee shall continue in effect for the remainder of the Offer Period and for successive Offer Periods, except to the extent such rate is changed in accordance with the following:

               (i) Each Eligible Employee may, at any one time during the period commencing two weeks prior to a Purchase Date, increase (not to exceed fifteen percent (15%)) or reduce his or her percentage of payroll deduction to any whole percentage by filing a new completed and executed Authorization Card with the Administrator (or his or her designate); provided, however, that any such increase or reduction shall only be effective beginning on the first day of the subsequent Offer Period.

               (ii) Notwithstanding subsection (i), any Eligible Employee may cease payroll deductions and/or withdraw from participation under the Plan at any time by reducing his or her percentage of payroll deduction to zero percent (0%), except that no Eligible Employee may cease payroll deductions and/or withdraw during the period commencing two weeks prior to a Purchase Date. An Eligible Employee electing to cease payroll deductions and/or withdraw from the Plan must deliver to the Administrator a notice of withdrawal approved by the Administrator (the "Cessation/Withdrawal Election") not later than the date which is two weeks prior to a Purchase Date. Upon receipt of an Eligible Employee's Cessation/Withdrawal Election pursuant to which the Eligible Employee provides notice of his or her intent to withdraw from the Plan, the Company or Designated Subsidiary Corporation will as soon as practicable thereafter pay to such Eligible Employee in cash in one lump sum the balance of payroll deductions credited to such Eligible Employee's account under the Plan, without the payment of any interest thereon, and the Eligible Employee will at that time be deemed to have ceased to participate in the Plan and may only recommence active participation in the Plan by submitting to the Administrator a new completed and executed Authorization Card in accordance with subsection (b). Upon receipt of an Eligible Employee's Cessation/Withdrawal Election pursuant to which the Eligible Employee indicates his or her intention to cease participation but does not provide notice of his or her intent to withdraw from the Plan, such Eligible Employee's payroll deductions shall cease as soon as administratively practicable following the Administrator's receipt of his or her Cessation/Withdrawal Election, and his or her Option shall be exercised on the Purchase Date in accordance with Section 8(b).

          (b) Except as permitted otherwise by the Administrator in its discretion, an Employee who is an Eligible Employee on the Effective Date must submit his or her Authorization Card to the Administrator during the three week period immediately prior to the Effective Date in order to participate in the first Offer Period under the Plan. Except as permitted otherwise by the Administrator in its discretion, an Employee who is an Eligible Employee on the Effective Date but who does not submit his or her Authorization Card to the Administrator during such three week period or an Employee who becomes an Eligible Employee subsequent to the Effective Date must submit his or her Authorization Card to the Administrator during the two week period commencing one month prior to such Eligible Employee's Entry Date, or during such other period designated by the Administrator in its sole discretion.

          (c) An Eligible Employee's Authorization Card shall include express written authorization by the Eligible Employee to the Company to issue shares of Stock purchased under the Plan to an account in the name of such Eligible Employee with a brokerage firm to be designated by the Administrator.

     7. Payroll Deductions.

          (a) Cash compensation payable to an Eligible Employee who elects to participate in the Plan for an Offer Period shall be reduced each Payday during such Offer Period through payroll deductions by an amount equal to the whole percentage of Base Pay payable on such Payday elected by the Eligible Employee under Section 6.

          (b) The amount of each Eligible Employee's payroll deduction shall be held by the Company or Designated Subsidiary Corporation and credited to an account established for such Eligible Employee. Neither the Company nor any Subsidiary Corporation shall pay any interest on the funds credited to an Eligible Employee's account under the Plan.

          (c)  During a leave of  absence  from the  Company  or any  Designated
Subsidiary   Corporation   which  is  approved  by  the  Company  or  Designated
Corporation and which meets the requirements of Treasury Regulation Section 1.421-7(h)(2), an Eligible Employee may continue to participate in the Plan by making cash payments to the Company or Designated Subsidiary Corporation on each Payday equal to the dollar amount of the payroll deduction made for such Eligible Employee for the Payday next preceding the first day of such Eligible Employee's leave of absence.

     8. Grant of Options; Exercise of Options.

          (a) Each Eligible Employee shall be granted an Option on his or her Entry Date for the Offer Period. Each Eligible Employee's Option shall be automatically exercised on the Purchase Date for the Offer Period to which such Option relates. The number of shares of Stock subject to an Option shall be the quotient of the total payroll deductions made for the Eligible Employee during the Offer Period divided by the Option Price with respect to such Offer Period, excluding fractional shares of Stock; provided, however, that the number of shares of Stock subject to each Option shall not exceed 200,000 shares.

          (b) Except as otherwise provided in subsection (e) and Sections 6(a)(i) and (ii), each Eligible Employee participating in the Plan shall be deemed to have exercised his or her Option on the Purchase Date for each Offer Period in which the Eligible Employee is participating in the Plan, to the extent that the balance of payroll deductions credited to such Eligible Employee's account under the Plan is sufficient to purchase, at the Option Price, whole shares of Stock. No fractional shares of Stock shall be purchased upon the exercise of an Option and any funds credited to such Eligible Employee's account remaining after the purchase of whole shares of Stock upon exercise of an Option shall remain credited to such Eligible Employee's account and carried forward for purchase of shares of Stock pursuant to the exercise of the Option on the Purchase Date relating to the next following Offer Period.

          (c) Upon exercise of an Option, the Company shall as soon as practicable thereafter issue to the Eligible Employee such shares of Stock purchased pursuant to subsection (b). Such Stock is initially to be held in the brokerage account established by the Eligible Employee at such brokerage firm as designated by the Administrator and as authorized by the Eligible Employee upon enrollment in the Plan.

          (d) If the total number of shares of Stock for which Options are to be exercised on any date exceeds the number of shares remaining unsold under the Plan (after deduction of all shares for which Options have theretofore been exercised), the Administrator shall make a pro rata allocation of the available remaining shares in as nearly a uniform manner as shall be practicable and any balance of payroll deductions credited to the accounts of Eligible Employees which have not been applied to the purchase of shares of Stock shall be paid to such Eligible Employees by the Company or Designated Subsidiary Corporation in cash in one lump sum as soon as practicable, without payment of any interest thereon.

          (e) Notwithstanding any provision in the Plan to the contrary, an Eligible Employee shall not be granted an Option:

               (i) if, immediately after the Option is granted, such Employee would own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company, any Parent Corporation or any Subsidiary Corporations. For purposes of determining stock ownership under this paragraph, the rules of Code Section 424(d) shall apply and Stock which an Eligible Employee may purchase under outstanding options held by such Eligible Employee shall be treated as stock owned by such Eligible Employee; or

               (ii) which permits such Eligible Employee's rights to purchase stock under the Plan and all other employee stock purchase plans of the Company, any Parent Corporation, or any Subsidiary Corporations subject to Code Section 423, to accrue at a rate which exceeds $25,000 of the fair market value of such Stock or other stock (determined at the time such Option is granted) for each calendar year in which such option is outstanding at any time. For purpose of the limitations imposed by this subsection, the right to purchase Stock or other stock under an Option or other option accrues when the Option or other option (or any portion thereof) first becomes exercisable during the calendar year, the right to purchase Stock or other stock under an Option or other option accrues at the rate provided in the Option or other option (but in no case may such rate exceed $25,000 of fair market value of such Stock or other stock determined at the time such Option or other option is granted) for any one calendar year, and a right to purchase Stock or other stock which has accrued under the Option or other option may not be carried over to any other Option or other option.

          (f) Any Employee who is an officer subject to Section 16(b) under the Securities Exchange Act of 1934, as amended, shall not sell, transfer, or otherwise dispose of any shares of Stock received upon the exercise of the Option granted hereunder for a period of six months after the purchase of such shares.

     9. Option Price.

          (a) The per share exercise price of each Option (the "Option Price") shall be an amount equal to the lesser of:

               (i) 85% of the "Fair Market Value" (as defined below) of a share of Stock on the Participant's Entry Date into the Plan for the relevant Offer Period; or

               (ii) 85% of the Fair Market Value of a share of Stock on the Purchase Date corresponding to the Offer Period for which a Participant exercises his or her Option.

          (b) For purposes of subsection (a), the Fair Market Value of a share of Stock as of a given date shall be: (A) the closing price of a share of Stock on the principal exchange on which the Stock is then trading, if any, on such date, or, if shares of Stock were not traded on such date, then on the next preceding trading day during which a sale occurred; (B) if the Stock is not traded on an exchange, but is quoted on Nasdaq or a successor quotation system,
(X) the last sales price (if the Stock is then listed as a National Market Issue under the NASD National Market System) or (Y) the mean between the closing representative bid and asked prices (in all other cases) for a share of Stock on such date, or, if shares of Stock were not traded on such date, then on the next preceding trading day during which a sale occurred, as reported by Nasdaq or such successor quotation system; (iii) if the Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the mean between the closing bid and asked prices for a share of Stock on such date, or, if shares of Stock were not traded on such date, then on the next preceding trading day during which a sale occurred, as determined in good faith by the Board of Directors; or (iv) if the Stock is not publicly traded, the fair market value of a share of Stock established by the Board of Directors acting in good faith.

     10. Issuance of Certificates.

          (a) In the event the Administrator is required to obtain authority to issue certificates for any shares of Stock purchased by an Eligible Employee under the Plan from any commissioner or agency, the Administrator shall seek to obtain such authority. If the Administrator is unable, after reasonable efforts, to obtain such authority, the Administrator, the Company, and any Subsidiary Corporations shall be relieved from all liability and shall pay to each such Eligible Employee the balance of payroll deductions credited to each such Eligible Employee's account under the Plan in cash in one lump sum as soon as practicable, without the payment of any interest thereon.

     11. Cessation of Participation.

          (a) An Eligible Employee shall cease to participate in the Plan in the event that:

               (i) the Eligible Employee reduces his or her percentage of payroll deduction to zero percent (0%); or

               (ii) the Eligible Employee terminates employment with the Company or any Designated Subsidiary Corporation for any reason.

          (b) Upon cessation of participation by an Eligible Employee, such Eligible Employee's payroll deductions shall cease. If such cessation of participation occurs during the last two weeks of an Offer Period or if such cessation of participation is not accompanied by the Eligible Employee's notice of withdrawal from participation in the Plan, such Eligible Employee's Option shall be exercised on the next Purchase Date in accordance with Section 8(b). Upon cessation of participation at any other time which is accompanied by the Eligible Employee's notice of withdrawal from participation in the Plan or which is the result of the Eligible Employee's termination of employment within the Company or any Designated Subsidiary Corporation, any balance of payroll deductions credited to such Eligible Employee's account under the Plan shall be paid to the Employee (or his or her estate, in the event of the Eligible Employee's death) in cash in one lump sum as soon as practicable after cessation of participation, without payment of any interest thereon.

     12. Transfer of Option. Options granted pursuant to the Plan shall not be transferable by an Eligible Employee, other than by will or the laws of descent and distribution, and shall be exercisable during the Eligible Employee's lifetime only by such Eligible Employee.

     13. Beneficiary.

          (a) Each Eligible Employee shall designate on his or her Authorization Card a beneficiary or beneficiaries and may, without such beneficiaries' consent, change such designation. Any designation shall be effective only after it is received by the Administrator and shall be controlling over any disposition by will or otherwise. Upon the death of an Eligible Employee, except as provided in Section 11(b), the balance of payroll deductions credited to such Eligible Employee's account shall be paid or distributed to the designated beneficiary or beneficiaries, or in the absence of such designation, to the executor or administrator of the Eligible Employee's estate, and in either event the Administrator, the Company, and any Subsidiary Corporations shall not be under any further liability to anyone.

     14. Recapitalization. If there shall be any change in the Stock subject to the Plan or the Stock subject to any Option, through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend (in excess of 2% of the fair market value of the Stock) or other change in the corporate structure of the Company, appropriate adjustments shall be made by the Board of Directors to the aggregate number of shares subject to the Plan and the number of shares and the price per share subject to outstanding Options in order to preserve, but not to increase, the benefits of the Eligible Employees hereunder; provided, however, that subject to any required action by the stockholders, if the Company shall not be the surviving corporation in any such merger, consolidation or reorganization, every Option outstanding shall terminate, unless the surviving corporation shall (subject to applicable provisions of the Code) issue a new Option therefor or assume (with appropriate changes) the existing Option in a manner complying with Code Section 424(a). If the Option shall terminate by reason of such merger, consolidation, or reorganization, then any provision herein to the contrary notwithstanding, any Option held by an Eligible Employee may be exercised, in whole or in part, by such Eligible Employee at any time designated by the Board of Directors which is prior to or concurrent with the consummation of such merger, consolidation, or reorganization.

     15. Rights as a Stockholder. An Eligible Employee shall have no rights as a stockholder with respect to any shares of Stock covered by Options until the date of the issuance of a certificate for such shares of Stock. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such certificate is issued, except as otherwise expressly provided herein.

     16. Costs; Indemnifications.

          (a) The Company shall pay all costs and expenses incurred in administering the Plan.

          (b) In addition to such other rights of indemnification as the Administrator may have as a director or officer of the Company, the Company shall indemnify and hold the Administrator harmless against any and all liability, loss, costs, damages, attorneys' fees and other expenses the Administrator may sustain or incur in connection with administration of the Plan, except for liability, loss, costs, damages, attorneys' fees and other expenses caused by the negligence of the Administrator or his or her agent; provided, that within 60 days after the institution of any action, suit or proceeding the Administrator shall in writing offer the Company the opportunity to handle, prosecute or defend the same, at the Company's own expense. The Administrator shall have the right, but not the obligation, to adjust, settle, or compromise any claim, obligation, debt, demand, suit or judgment against the Administrator, and if such settlement is approved by independent legal counsel selected by the Company then the Company shall reimburse the Administrator for all sums of money the Administrator may pay or become liable to pay against which the Administrator is indemnified hereunder.

     17. Amendment or Termination of the Plan. The Board of Directors may at any time, with respect to any shares of Stock not then subject to Options, suspend or terminate the Plan, and may amend the Plan from time to time as the Board of Directors may deem advisable; provided, however, that except as provided in
Section 14 hereof, the Board of Directors shall not amend the Plan in the following respects without the affirmative vote of approval by a majority of the outstanding shares of Stock of the Company:

          (a) To increase the maximum number of shares of Stock subject to the Plan;

          (b) To change the designation or class of employees eligible to receive Options under the Plan;

          (c) To materially increase the benefits accruing to Employees under the Plan; or

          (d) In any manner which would cause the Plan to no longer be an employee stock purchase plan under Code Section 423.

     18. Application of Funds. The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options shall be deposited in the account of the general corporate funds of the Company.

     19. Approval of Stockholders. The Plan shall become effective on the Effective Date subject to the affirmative vote by a majority of the outstanding shares of Stock of the Company approving the Plan (which approval must occur within twelve (12) months before or after the date the Plan is adopted by the Board of Directors).

     20. No Rights as an Employee. Nothing in the Plan shall be construed to give any person the right to remain in the employ of the Company or any Subsidiary Corporation or to affect the Company or any Subsidiary Corporation's right to terminate the employment of any person at any time with or without cause.

     21. Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

                  I hereby certify that the foregoing Plan was adopted by the Board of Directors of SoftNet Systems, Inc. on this ____ day of _________, 1999.

                                           _____________________________________

                                           ________________, Secretary


                  I hereby certify that the foregoing Plan was duly approved by affirmative vote of a majority of the outstanding shares of Stock of the Company on ___________ ___, 2000.

                                           _____________________________________

                                           ________________, Secretary

                                                                      Appendix C

                              SOFTNET SYSTEMS, INC.
                        AMENDED 1998 STOCK INCENTIVE PLAN

                                   ARTICLE ONE

                               GENERAL PROVISIONS

         I.       PURPOSE OF THE PLAN

                  This Amended 1998 Stock Incentive Plan is intended to promote the interests of SoftNet Systems, Inc., a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

                  Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

         II.      STRUCTURE OF THE PLAN

                  A. The Plan shall be divided into five separate equity programs:

                           - the Discretionary  Option Grant Program under which
eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

                           - the Salary  Investment  Option Grant  Program under
which eligible employees may elect to have a portion of their base salary invested each year in special option grants,

                           - the Stock  Issuance  Program  under which  eligible
persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary),

                           - the  Automatic  Option  Grant  Program  under which
eligible non-employee Board members shall automatically receive option grants at periodic intervals to purchase shares of Common Stock, and

                           - the Director Fee Option Grant  Program  under which
non-employee Board members may elect to have all or any portion of their annual retainer fee otherwise payable in cash applied to a special option grant.

                  B. The provisions of Articles One and Seven shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

         III.     ADMINISTRATION OF THE PLAN

                  A.  The  Primary  Committee  shall  have  sole  and  exclusive authority  to  administer  the  Discretionary  Option  Grant and Stock  Issuance
Programs with respect to Section 16 Insiders. Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons. However, any discretionary option grants or stock issuances made to members of the Primary Committee shall require the approval of a disinterested majority of the Board.

                  B. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

                  C. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant and Stock Issuance Programs under its jurisdiction or any option grant or stock issuance thereunder.

                  D. The Primary Committee shall have the sole and exclusive authority to determine which Section 16 Insiders and other highly compensated Employees shall be eligible for participation in the Salary Investment Option Grant Program for one or more calendar years. However, all option grants under the Salary Investment Option Grant Program shall be made in accordance with the express terms of that program, and the Primary Committee shall not exercise any discretionary functions with respect to the option grants made under that program.

                  E. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

                  F. Administration of the Automatic Option Grant and Director Fee Option Grant Programs shall be self-executing in accordance with the terms of those programs, and no Plan Administrator shall exercise any discretionary functions with respect to any option grants or stock issuances made under those programs.

                                       2.

         IV.      ELIGIBILITY

                  A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

                                    (i) Employees,

                                    (ii)  non-employee  members  of the Board or
         the board of directors of any Parent or Subsidiary, and

                                    (iii)  consultants  who provide  services to
         the Corporation (or any Parent or Subsidiary).

                  B. Only  Employees who are Section 16 Insiders or other highly
compensated   individuals  shall  be  eligible  to  participate  in  the  Salary
Investment Option Grant Program.

                  C. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine,
(i) with respect to the option grants made under the Discretionary Option Grant Program, which eligible persons are to receive such grants, the time or times when those grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances made under the Stock Issuance Program, which eligible persons are to receive such issuances, the time or times when those issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration for such shares.

                  D. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

                  E. The individuals who shall be eligible to participate in the Automatic Option Grant Program shall be limited to (i) those individuals who first become non-employee Board members after the Plan Effective Date, whether through appointment by the Board or election by the Corporation's stockholders, and (ii) those individuals who continue to serve as non-employee Board members at one or more Annual Stockholders Meetings held after the 1999 Annual Stockholders Meeting. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an option grant under the Automatic Option Grant Program at the time he or she first becomes a non-employee Board member, but shall be eligible to receive periodic option grants under the Automatic Option Grant Program while he or she continues to serve as a non-employee Board member.

                  F. All non-employee Board members shall be eligible to participate in the Director Fee Option Grant Program.

                                       3.

         V.       STOCK SUBJECT TO THE PLAN

                  A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock initially reserved for issuance over the term of the Plan shall not exceed 5,350,668 shares, which shall consist of (i) the estimated number of shares to remain available for issuance, as of the 1999 Annual Stockholders Meeting, under the Predecessor Plan as last approved by the Corporation's stockholders, including the shares subject to outstanding options under that Predecessor Plan,
(ii) an additional increase of approximately 2,000,000 shares authorized by the Board, subject to stockholder approval at the 1999 Annual Meeting, and (iii) an additional increase of approximately 2,000,000 shares authorized by the Board, subject to stockholder approval at the 2000 Annual Meeting.

                  B. The number of shares of Common Stock available for issuance under the Plan shall automatically be increased on the first trading day in January each calendar year during the term of the Plan, beginning in calendar year 2000, by an amount equal to four percent (4%) of the total number of shares of Common Stock outstanding on the last trading day in December of the immediately preceding calendar year, but in no event shall any such annual increase exceed 2,000,000 shares (subject to adjustment in accordance with Section V.G. of this Article One). Upon stockholder approval at the 2000 Annual Meeting, this Section V.B. will be superseded by Section V.C. of this Article One.

                  C. Subject to approval at the 2000 Annual Meeting, the number of shares of Common Stock available for issuance under the Plan shall automatically be increased on the first trading day in January each calendar year during the term of the Plan, beginning in calendar year 2001, by an amount equal to four percent (7%) of the total number of shares of Common Stock outstanding on the last trading day in December of the immediately preceding calendar year, but in no event shall any such annual increase exceed 4,000,000 shares (subject to adjustment in accordance with Section V.G. of this Article
One). Upon stockholder approval at the 2000 Annual Meeting, this Section V.C. will supersede Section V.B. of this Article One.

                  D. Subject to approval at the 2000 Annual Meeting, the number of shares of Common Stock available for issuance under the Plan shall automatically be increased on the day after the 2000 Annual Meeting, by an amount equal to three percent (3%) of the total number of shares of Common Stock outstanding on the last trading day in December 1999, but in no event shall such increase exceed 2,000,000 shares (subject to adjustment in accordance with Section V.G. of this Article One).

                  E. No one person participating in the Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances for more than 500,000 shares of Common Stock in the aggregate per calendar year, beginning with the 1998 calendar year.

                  F. Shares of Common Stock subject to outstanding options (including options incorporated into this Plan from the Predecessor Plan) shall be available for subsequent issuance under the Plan to the extent (i) those options expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. Unvested shares issued under the Plan and subsequently cancelled or

                                       4.

repurchased by the Corporation, at the original issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. Should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance. Shares of Common Stock underlying one or more stock appreciation rights exercised pursuant to the provisions of Section IV of Article Two,
Section III of Article Three, Section II of Article Five and Section III of Article Six shall not be available for subsequent issuance under the Plan.

                  G. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities by which the share reserve is to increase automatically each calendar year pursuant to the provisions of Section V.B, Section V.C. and Section V.D. of this Article One,
(iii) the number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year, (iv) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members,
(v) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan and (vi) the number and/or class of securities and price per share in effect under each outstanding option incorporated into this Plan from the Predecessor Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                       5.

                                   ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM

         I.       OPTION TERMS

                  Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

                  A.       Exercise Price.

                           1. The exercise price per share shall be fixed by the
Plan Administrator but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                           2. The exercise  price shall become  immediately  due
upon exercise of the option and shall, subject to the provisions of Section I of Article Seven and the documents evidencing the option, be payable in one or more of the forms specified below:

                                    (i)  cash  or  check  made  payable  to  the
         Corporation,

                                    (ii)  shares  of Common  Stock  held for the
         requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                                    (iii) to the extent the option is  exercised
         for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

                  Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                  B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

                                       6.

                  C.       Effect of Termination of Service.

                           1. The following provisions shall govern the exercise
of any options held by the Optionee at the time of cessation of Service or death:

                                    (i) Any  option  outstanding  at the time of
         the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

                                    (ii) Any option held by the  Optionee at the
         time of death and exercisable in whole or in part at that time may subsequently be exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution or by the Optionee's designated beneficiary or beneficiaries of that option.

                                    (iii)  Should  the  Optionee's   Service  be
         terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

                                    (iv)  During  the  applicable   post-Service
         exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

                           2.  The  Plan   Administrator   shall  have  complete
discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                                    (i)  extend the period of time for which the
         option is to remain exercisable following the Optionee's cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

                                    (ii)  permit  the  option  to be  exercised,
         during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

                                       7.

                  D. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

                  E. Repurchase Rights. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

                  F. Limited  Transferability of Options. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. Non-Statutory Options shall be subject to the same restrictions, except that a Non-Statutory Option may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. Notwithstanding the foregoing, the Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Two, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee's death.

         II.      INCENTIVE OPTIONS

                  The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Seven shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

                  A. Eligibility. Incentive Options may only be granted to Employees.

                  B. Exercise Price. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                                       8.

                  C. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

                  D. 10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

         III.     CORPORATE TRANSACTION/CHANGE IN CONTROL

                  A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock. However, an outstanding option shall not become exercisable on such an accelerated basis if and to the extent: (i) such option is, in connection with the Corporate Transaction, to be assumed by the successor corporation (or parent thereof) or (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Corporate Transaction on any shares for which the option is not otherwise at that time exercisable and provides for subsequent payout in accordance with the same exercise/vesting schedule applicable to those option shares or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant.

                  B. All outstanding repurchase rights shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

                  C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

                  D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such

                                       9.

Corporate Transaction. Appropriate adjustments to reflect such Corporate Transaction shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan, (iii) the maximum number and/or class of securities by which the share reserve is to increase automatically each calendar year and (iv) the maximum number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year.

                  E. The Plan Administrator shall have the discretionary authority to structure one or more outstanding options under the Discretionary Option Grant Program so that those options shall, immediately prior to the effect date of such Corporate Transaction, become fully exercisable for the total number of shares of Common Stock at the time subject to those options and may be exercised for any or all of those shares as fully vested shares of Common Stock, whether or not those options are to be assumed in the Corporate Transaction. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Discretionary Option Grant Program so that those rights shall not be assignable in connection with such Corporate Transaction and shall accordingly terminate upon the consummation of such Corporate Transaction, and the shares subject to those terminated rights shall thereupon vest in full.

                  F. The Plan Administrator shall have full power and authority to structure one or more outstanding options under the Discretionary Option Grant Program so that those options shall become fully exercisable for the total number of shares of Common Stock at the time subject to those options in the event the Optionee's Service is subsequently terminated by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those options are assumed and do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1) year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may structure one or more of the Corporation's repurchase rights so that those rights shall immediately terminate with respect to any shares held by the Optionee at the time of his or her Involuntary Termination, and the shares subject to those terminated repurchase rights shall accordingly vest in full at that time.

                  G. The Plan Administrator shall have the discretionary authority to structure one or more outstanding options under the Discretionary Option Grant Program so that those options shall, immediately prior to the effect date of a Change in Control, become fully exercisable for the total number of shares of Common Stock at the time subject to those options and may be exercised for any or all of those shares as fully vested shares of Common Stock. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Discretionary Option Grant Program so that those rights shall terminate automatically upon the consummation of such Change in Control, and the shares subject to those terminated rights shall thereupon vest in full. Alternatively, the Plan Administrator may condition the automatic acceleration of one or more outstanding options

                                      10.

under the Discretionary Option Grant Program and the termination of one or more of the Corporation's outstanding repurchase rights under such program upon the subsequent termination of the Optionee's Service by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of such Change in Control. Each option so accelerated shall remain exercisable for fully vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1) year period measured from the effective date of Optionee's cessation of Service.

                  H. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Nonstatutory Option under the Federal tax laws.

                  I. The outstanding options shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         IV.      CANCELLATION AND REGRANT OF OPTIONS

                  The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option Grant Program (including outstanding options incorporated from the Predecessor Plan) and to grant in substitution new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new grant date.

         V.       STOCK APPRECIATION RIGHTS

                  A. The Plan Administrator shall have full power and authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.

                  B. The following terms shall govern the grant and exercise of tandem stock appreciation rights:

                                    (i) One or more Optionees may be granted the
         right, exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of
         (a) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for such shares.

                                      11.

                                    (ii)  No  such  option  surrender  shall  be
         effective unless it is approved by the Plan Administrator, either at the time of the actual option surrender or at any earlier time. If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

                                    (iii) If the  surrender  of an option is not
         approved by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (a) five (5) business days after the receipt of the rejection notice or (b) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option, but in no event may such rights be exercised more than ten (10) years after the option grant date.

                  C. The following terms shall govern the grant and exercise of limited stock appreciation rights:

                                    (i) One or more  Section 16 Insiders  may be
         granted limited stock appreciation rights with respect to their outstanding options.

                                    (ii)  Each  individual  holding  one or more
         options with such a limited stock appreciation right shall have the unconditional right, exercisable for a thirty (30)-day period immediately following a Hostile Take-Over, to surrender each such option to the Corporation for a cash distribution in an amount equal to the excess of (A) the Take-Over Price of the shares of Common Stock which are at the time subject to each surrendered option (whether or not the option is otherwise vested and exercisable for those shares) over (B) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the option surrender date.

                                    (iii)  At  the  time  such   limited   stock
         appreciation right is granted, the Plan Administrator shall automatically pre-approve any subsequent exercise of that right in accordance with the terms of this Paragraph C. Accordingly, no further approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution.

                                    (iv)  The  balance  of the  option  (if any)
         shall remain outstanding and exercisable in accordance with the documents evidencing such option.

                                      12.

                                  ARTICLE THREE

                     SALARY INVESTMENT OPTION GRANT PROGRAM

         I.       OPTION GRANTS

                  The Primary Committee shall have the sole and exclusive authority to determine the calendar year or years (if any) for which the Salary Investment Option Grant Program is to be in effect and to select the Section 16 Insiders and other highly compensated Employees eligible to participate in the Salary Investment Option Grant Program for such calendar year or years. Each selected individual who elects to participate in the Salary Investment Option Grant Program must, prior to the start of each calendar year of participation, file with the Plan Administrator (or its designate) an irrevocable authorization directing the Corporation to reduce his or her base salary for that calendar year by an amount not less than Ten Thousand Dollars ($10,000.00) nor more than Fifty Thousand Dollars ($50,000.00). Each individual who files such a timely authorization shall automatically be granted an option under the Salary Investment Grant Program on the first trading day in January of the calendar year for which the salary reduction is to be in effect.

         II.      OPTION TERMS

                  Each option shall be a Non-Statutory Option evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below.

                  A.       Exercise Price.

                           1. The exercise price per share shall be thirty-three
and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

                           2. The exercise  price shall become  immediately  due
upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                  B. Number of Option Shares. The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

                           X = A divided by (B x 66-2/3%), where

                           X is the number of option shares,

                           A is  the  dollar  amount  of  the  reduction  in the
                  Optionee's base salary for the calendar year to be in effect pursuant to this program, and

                                      13.

                           B is the Fair Market  Value per share of Common Stock
                  on the option grant date.

                  C. Exercise and Term of Options. The option shall become exercisable in a series of twelve (12) successive equal monthly installments upon the Optionee's completion of each calendar month of Service in the calendar year for which the salary reduction is in effect. Each option shall have a maximum term of ten (10) years measured from the option grant date.

                  D. Effect of Termination of Service. Should the Optionee cease Service for any reason while holding one or more options under this Article Three, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Service, until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Service. Should the Optionee die while holding one or more options under this Article Three, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's cessation of Service (less any shares subsequently purchased by Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution or by the designated beneficiary or beneficiaries of such option. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i) the expiration of the ten (10)-year option term or (ii) the three (3)-year period measured from the date of the Optionee's cessation of Service. However, the option shall, immediately upon the Optionee's cessation of Service for any reason, terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

         III.     CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

                  A. In the event of any Corporate Transaction while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Each such outstanding option shall terminate immediately following the Corporate Transaction, except to the extent assumed by the successor corporation (or parent thereof) in such Corporate Transaction. Any option so assumed and shall remain exercisable for the fully-vested shares until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three
(3)-year period measured from the date of the Optionee's cessation of Service.

                  B. In the event of a Change in Control while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant Program shall automatically accelerate so that each such option shall immediately become fully exercisable for the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock.

                                      14.

The option shall remain so exercisable until the earliest to occur of (i) the expiration of the ten (10)-year option term, (ii) the expiration of the three
(3)-year period  measured from the date of the Optionee's  cessation of Service,
(iii) the termination of the option in connection with a Corporate Transaction or (iv) the surrender of the option in connection with a Hostile Take-Over.

                  C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each outstanding option granted him or her under the Salary Investment Option Grant Program. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. The Primary Committee shall, at the time the option with such limited stock appreciation right is granted under the Salary Investment Option Grant Program, pre-approve any subsequent exercise of that right in accordance with the terms of this Paragraph C. Accordingly, no further approval of the Primary Committee or the Board shall be required at the time of the actual option surrender and cash distribution.

                  D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

                  E. The grant of options under the Salary Investment Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         VI.      REMAINING TERMS

                  The remaining terms of each option granted under the Salary Investment Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                      15.

                                  ARTICLE FOUR

                             STOCK ISSUANCE PROGRAM

         I.       STOCK ISSUANCE TERMS

                  Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards which entitle the recipients to receive those shares upon the attainment of designated performance goals.

                  A.       Purchase Price.

                           1. The purchase price per share shall be fixed by the
Plan Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the issuance date.

                           2. Subject to the  provisions of Section I of Article
Seven, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

                                    (i)  cash  or  check  made  payable  to  the
         Corporation, or

                                    (ii)   past   services   rendered   to   the
         Corporation (or any Parent or Subsidiary).

                  B.       Vesting Provisions.

                           1.  Shares of  Common  Stock  issued  under the Stock
Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards which entitle the recipients to receive those shares upon the attainment of designated performance goals.

                           2. Any new,  substituted or additional  securities or
other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

                                      16.

                           3. The Participant shall have full stockholder rights
with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

                           4. Should the Participant  cease to remain in Service
while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares.

                           5. The Plan Administrator may in its discretion waive
the surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

                           6.  Outstanding  share right  awards  under the Stock
Issuance Program shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those awards, if the performance goals established for such awards are not attained. The Plan Administrator, however, shall have the discretionary authority to issue shares of Common Stock under one or more outstanding share right awards as to which the designated performance goals have not been attained.

         II.      CORPORATE TRANSACTION/CHANGE IN CONTROL

                  A. All of the Corporation's outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

                                      17.

                  B. The Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Stock Issuance Program so that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those repurchase rights are assigned to the successor corporation (or parent thereof).

                  C. The Plan Administrator shall also have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Stock Issuance Program so that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control.

         III.     SHARE ESCROW/LEGENDS

                  Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                                      18.

                                  ARTICLE FIVE

                         AUTOMATIC OPTION GRANT PROGRAM

         I.       OPTION TERMS

                  A. Grant Dates. Option grants shall be made on the dates specified below:

                           1. Each  individual  serving as a non-employee  Board
member on the Plan Effective Date shall automatically be granted a Non-Statutory Option to purchase 20,000 shares of Common Stock at the Annual Stockholders Meeting held in calendar year 2001, provided he or she continues in Board service, and each such individual shall, over his or her period of continued Board service, automatically be granted an additional Non-Statutory Option to purchase 20,000 shares of Common Stock at every third Annual Stockholders Meeting thereafter at which he or she continues to serve as a non-employee Board member.

                           2. Each  individual who is first elected or appointed
as a non-employee Board member at any time on or after the Plan Effective Date shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase 20,000 shares of Common Stock, provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary. In addition, each such individual shall, over his or her period of continued Board service, automatically be granted one or more additional Non-Statutory Options to purchase 20,000 shares of Common Stock, with the first such additional 20,000-share grant to be made at the Annual Stockholders Meeting held in the third calendar year following the calendar year in which he or she received the initial 20,000-share grant and each such additional 20,000-share grants to be made at every third Annual Stockholders Meeting held thereafter during such individual's period of continued service as a non-employee Board member.

                           3.  There  shall be no limit  on the  number  of such
additional 20,000-share option grants any one Eligible Director may receive over his or her period of Board service, and non-employee Board members who have previously been in the employ of the Corporation (or any Parent or Subsidiary) shall be eligible to receive one or more such additional 20,000-share option grants over their period of continued Board service.

                           4.  Stockholder  approval  of this  Plan at the  1999
Annual Stockholders Meeting shall constitute pre-approval of each option grant made under this Automatic Option Grant Program on or after the date of such Annual Meeting and the subsequent exercise of that option in accordance with the terms and conditions of this Article Five and the stock option agreement evidencing such grant.

                  B.       Exercise Price.

                           1. The exercise price per share shall be equal to one
hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                                      19.

                           2. The exercise price shall be payable in one or more
of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                  C. Option Term. Each option shall have a term of ten (10) years measured from the option grant date.

                  D. Exercise and Vesting of Options. Each option shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. Each automatic option grant shall vest, and the Corporation's repurchase right shall lapse, in a series of six (6) successive equal semi-annual installments upon the Optionee's completion of each six (6) month period of Board service over the thirty-six (36)-month period measured from the option grant date.

                  E. Limited Transferability of Options. Each option under this Article Five may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. The Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Five, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee's death.

                  F. Termination of Board Service. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

                                    (i)  The  Optionee  (or,  in  the  event  of
         Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution or by the designated beneficiary or beneficiaries of such option) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option.

                                      20.

                                    (ii) During the twelve  (12)-month  exercise
         period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee's cessation of Board service.

                                    (iii) Should the Optionee  cease to serve as
         a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of those shares as fully-vested shares of Common Stock.

                                    (iv) In no event  shall  the  option  remain
         exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service for any reason other than death or Permanent Disability, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

         II.      CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

                  A. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

                  B. In connection with any Change in Control, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

                                      21.

                  C. All outstanding repurchase rights shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction or Change in Control.

                  D. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding automatic option grants. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five
(5) days following the surrender of the option to the Corporation. Stockholder approval of the Plan shall constitute pre-approval of the grant of each such limited cash-out right and the subsequent exercise of that right in accordance with the terms of this Paragraph D. Accordingly, no approval or consent of the Board or any Plan Administrator shall be required at the time of the actual option surrender and cash distribution.

                  E. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

                  F. The grant of  options  under  the  Automatic  Option  Grant
Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         III.     REMAINING TERMS

                  The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                      22.

                                   ARTICLE SIX

                        DIRECTOR FEE OPTION GRANT PROGRAM

         I.       OPTION GRANTS

                  The Primary Committee shall have the sole and exclusive authority to determine the calendar year or years for which the Director Fee Option Grant Program is to be in effect. For each such calendar year the program is in effect, each non-employee Board member may elect to apply all or any portion of the annual retainer fee otherwise payable in cash for his or her service on the Board to the acquisition of a special option grant under this Director Fee Option Grant Program. Such election must be filed with the Corporation's Chief Financial Officer prior to first day of the calendar year for which the annual retainer fee which is the subject of that election is otherwise payable. Each non-employee Board member who files such a timely election shall automatically be granted an option under this Director Fee Option Grant Program on the first trading day in January in the calendar year for which the annual retainer fee which is the subject of that election would otherwise be payable in cash.

         II.      OPTION TERMS

                  Each option shall be a Non-Statutory Option governed by the terms and conditions specified below.

                  A.       Exercise Price.

                           1. The exercise price per share shall be thirty-three
and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

                           2. The exercise  price shall become  immediately  due
upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                  B. Number of Option Shares. The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

                           X = A divided by (B x 66-2/3%), where

                           X is the number of option shares,

                           A is the portion of the annual  retainer  fee subject
                  to the non-employee Board member's election, and

                           B is the Fair Market  Value per share of Common Stock
                  on the option grant date.

                                      23.

                  C. Exercise and Term of Options. The option shall become exercisable in a series of twelve (12) equal monthly installments upon the Optionee's completion of each month of Board service over the twelve (12)-month period measured from the grant date. Each option shall have a maximum term of ten (10) years measured from the option grant date.

                  D. Limited Transferability of Options. Each option under this Article Six may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. The Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Six, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee's death.

                  E. Termination of Board Service. Should the Optionee cease Board service for any reason (other than death or Permanent Disability) while holding one or more options under this Director Fee Option Grant Program, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Board service, until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Board service. However, each option held by the Optionee under this Director Fee Option Grant Program at the time of his or her cessation of Board service shall immediately terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

                  F. Death or Permanent Disability. Should the Optionee's service as a Board member cease by reason of death or Permanent Disability, then each option held by such Optionee under this Director Fee Option Grant Program shall immediately become exercisable for all the shares of Common Stock at the time subject to that option, and the option may be exercised for any or all of those shares as fully-vested shares until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Board service.

                  Should the Optionee die after cessation of Board service but while holding one or more options under this Director Fee Option Grant Program, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's cessation of Board service (less any shares subsequently purchased by Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to

                                      24.

whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution or by the designated beneficiary or beneficiaries of such option. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i) the expiration of the ten (10)-year option term or (ii) the three (3)-year period measured from the date of the Optionee's cessation of Board service.

         III.     CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

                  A. In the event of any Corporate Transaction while the Optionee remains a Board member, each outstanding option held by such Optionee under this Director Fee Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Each such outstanding option shall terminate immediately following the Corporate Transaction, except to the extent assumed by the successor corporation (or parent thereof) in such Corporate Transaction. Any option so assumed and shall remain exercisable for the fully-vested shares until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three
(3)-year period measured from the date of the Optionee's cessation of Board service.

                  B. In the event of a Change in Control while the Optionee remains in Service, each outstanding option held by such Optionee under this Director Fee Option Grant Program shall automatically accelerate so that each such option shall immediately become fully exercisable for the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. The option shall remain so exercisable until the earliest to occur of (i) the expiration of the ten (10)-year option term, (ii) the expiration of the three
(3)-year period measured from the date of the Optionee's cessation of Board service, (iii) the termination of the option in connection with a Corporate Transaction or (iv) the surrender of the option in connection with a Hostile Take-Over.

                  C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each outstanding option granted him or her under the Director Fee Option Grant Program. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. Stockholder approval of the Plan shall constitute pre-approval of the grant of each such limited cash-out right and the subsequent exercise of that right in accordance with the terms of this Paragraph C. Accordingly, no approval or consent of the Board or any Plan Administrator shall be required at the time of the actual option surrender and cash distribution.

                                      25.

                  D. The grant of options under the Director Fee Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         IV.      REMAINING TERMS

                  The remaining terms of each option granted under this Director Fee Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                      26.

                                  ARTICLE SEVEN

                                  MISCELLANEOUS

         I.       FINANCING

                  The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a full-recourse, interest bearing promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

         II.      TAX WITHHOLDING

                  A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

                  B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan (other than the options granted or the shares issued under the Automatic Option Grant or Director Fee Option Grant Program) with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

                           Stock   Withholding:   The   election   to  have  the
Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

                           Stock  Delivery:  The  election  to  deliver  to  the
Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

                                      27.

         III.     EFFECTIVE DATE AND TERM OF THE PLAN

                  A. The Plan shall become effective immediately at the Plan Effective Date. However, the Salary Investment Option Grant Program and the Director Fee Option Grant Program shall not be implemented until such time as the Primary Committee may deem appropriate. Options may be granted under the Discretionary Option Grant Program at any time on or after the Plan Effective Date. However, no options granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation's stockholders. If such stockholder approval is not obtained within twelve (12) months after the Plan Effective Date, then all options previously granted under this Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan.

                  B. The Plan shall serve as the successor to the Predecessor Plan, and no further option grants or direct stock issuances shall be made under the Predecessor Plan after the date of the 1999 Annual Stockholders Meeting. All options outstanding under the Predecessor Plan on the date of the 1999 Annual Stockholders Meeting shall be incorporated into the Plan at that time and shall be treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

                  C. One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Corporate Transactions and Changes in Control, may, in the Plan Administrator's discretion, be extended to one or more options incorporated from the Predecessor Plan which do not otherwise contain such provisions.

                  D. The Plan shall terminate upon the earliest to occur of (i) October 7, 2008, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Should the Plan terminate on October 7, 2008, then all option grants and unvested stock issuances outstanding at that time shall continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

         IV.      AMENDMENT OF THE PLAN

                  A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

                                      28.

                  B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant and Salary Investment Option Grant Programs and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal
Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

         V.       USE OF PROCEEDS

                  Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

         VI.      REGULATORY APPROVALS

                  A. The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any granted option or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

                  B. No shares of Common  Stock or other  assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

         VII.     NO EMPLOYMENT/SERVICE RIGHTS

                  Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

                                      29.

                                    APPENDIX

                  The following definitions shall be in effect under the Plan:

                  A. Automatic Option Grant Program shall mean the automatic option grant program in effect under the Plan.

                  B. Board shall mean the Corporation's Board of Directors.

                  C.  Change in  Control  shall  mean a change in  ownership  or
control  of  the   Corporation   effected   through   either  of  the  following
transactions:

                        (i) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders, or

                       (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

                  D. Code shall mean the Internal Revenue Code of 1986, as amended.

                  E. Common Stock shall mean the Corporation's common stock.

                  F. Corporate Transaction shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

                        (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                       (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

                                      A-1.

                  G. Corporation shall mean SoftNet Systems, Inc., a New York corporation, and any corporate successor to all or substantially all of the assets or voting stock of SoftNet Systems, Inc. which shall by appropriate action adopt the Plan.

                  H. Director Fee Option Grant Program shall mean the special stock option grant in effect for non-employee Board members under Article Six of the Plan.

                  I.   Discretionary   Option  Grant   Program  shall  mean  the
discretionary option grant program in effect under the Plan.

                  J. Eligible Director shall mean a non-employee Board member eligible to participate in the Automatic Option Grant Program in accordance with the eligibility provisions of Articles One and Five.

                  K. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

                  L. Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

                  M. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                        (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                       (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                  N. Hostile Take-Over shall mean the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

                                      A-2.

                  O. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

                  P. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

                           (i)  such  individual's   involuntary   dismissal  or
         discharge by the Corporation for reasons other than Misconduct, or

                           (ii)   such   individual's    voluntary   resignation
         following (A) a change in his or her position with the Corporation which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty
         (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

                  Q. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

                  R. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

                  S. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

                  T. Optionee shall mean any person to whom an option is granted under the Discretionary Option Grant, Salary Investment Option Grant, Automatic Option Grant or Director Fee Option Grant Program.

                  U. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  V. Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

                                      A-3.

                  W. Permanent Disability or Permanently Disabled shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve
(12) months or more. However, solely for purposes of the Automatic Option Grant and Director Fee Option Grant Programs, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

                  X. Plan shall mean the Corporation's 1998 Stock Incentive Plan, as set forth in this document.

                  Y. Plan Administrator shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

                  Z. Plan Effective Date shall mean October 8, 1998, the date the Plan was adopted by the Board.

                  AA. Predecessor Plan shall mean the Corporation's pre-existing 1995 Long Term Incentive Plan.

                  BB. Primary Committee shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders and to administer the Salary Investment Option Grant Program solely with respect to the selection of the eligible individuals who may participate in such program.

                  CC. Salary Investment Option Grant Program shall mean the salary investment option grant program in effect under the Plan.

                  DD. Secondary Committee shall mean a committee of one or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than
Section 16 Insiders.

                  EE. Section 16 Insider shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

                  FF. Service shall mean the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

                  GG. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

                                      A-4.

                  HH. Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

                  II. Stock Issuance Program shall mean the stock issuance program in effect under the Plan.

                  JJ. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  KK. Take-Over Price shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

                  LL. Taxes shall mean the Federal, state and local income and employment withholding taxes incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.

                  MM. 10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

                                      A-5.